UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

California Water Service Group

(Name of Registrant as Specified in Its Charter)

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PRELIMINARY PROXY—SUBJECT TO COMPLETION
California Water Service Group
California Water Service Company, Hawaii Water Service Company,
New Mexico Water Service Company, Washington Water Service Company,
TWSC, Inc., CWS Utility Services, and HWS Utility Services
1720 North First Street
San Jose, CA 95112-4508
(408) 367-8200
April  , 2022
Dear Fellow Stockholder:
It is my pleasure to invite you to join us for the California Water Service Group 2022 Annual Meeting of Stockholders at 9:30 a.m. Pacific Time on Wednesday, May 25, 2022. Once again, we will hold the Annual Meeting online to allow for greater participation by all of our stockholders, regardless of their geographic location. Reduce the costs and environmental impact of the Annual Meeting and continue to support the health and well-being of our employees and stockholders during the pandemic. Please see the Notice of Annual Meeting on the next page for more information. Your vote is very important. We encourage you to read the Proxy Statement and vote your shares at your earliest convenience, even if you plan to attend the meeting.
2021 was another year of successfully navigating the global pandemic and the challenges it brought to our everyday lives. Through it all, we remained focused on fulfilling our essential role of providing our customers and communities continued access to a safe, reliable, and affordable water supply. We continued to take extraordinary measures to keep our employees healthy and to support our customers and the communities we serve during this difficult year. We also made tremendous effort to make critical improvements to our infrastructure so that our water systems remain safe and reliable, both now and in the future.
Notwithstanding these challenges, in fiscal 2021 we delivered excellent business results to our stockholders. For the year, we had strong financial performance. We invested $293 million in infrastructure, expanded into a fifth state, Texas, and added 4,600 new customers. We also focused on making environmental, social, and governance progress as part of our overall risk management program, which is critical to the long-term sustainability of our business.
This year’s Board nominees represent a wide range of backgrounds and expertise. We believe our diversity of experiences, perspectives, and skills contributes to the Board’s effectiveness in managing risk and overseeing strategy and execution, positioning us for long-term success.
On behalf of the California Water Service Group Board of Directors, thank you for your continued support and investment.
Sincerely,
Peter C. Nelson
Chairman of the Board

California Water Service Group
Notice of Annual Meeting of Stockholders

Date and Time	Location	Record Date
Wednesday, May 25, 2022 9:30 a.m. Pacific Time	To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2022	Only stockholders at the close of business on March 29, 2022 are entitled to receive notice of and vote at the Annual Meeting
The 2022 Annual Meeting of Stockholders of California Water Service Group (Group) will be held on May 25, 2022, at 9:30 a.m. Pacific Time. You will be able to attend the Annual Meeting, vote your shares electronically, and submit your questions during the live webcast by visiting www.virtualshareholdermeeting.com/CWT2022. At the Annual Meeting, stockholders will consider and vote on the following matters:
1.
Election of the 12 directors named in the Proxy Statement;

2.
An advisory vote to approve executive compensation;

3.
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022;

4.
Approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 68,000,000 to 136,000,000; and

5.
Such other business as may properly come before the Annual Meeting.

These matters are more fully described in the proxy statement accompanying this notice. We believe your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) online, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote online during the Annual Meeting. For specific instructions, please refer to “Questions and Answers About the Proxy Materials and the Annual Meeting” in this proxy statement and the instructions on the proxy card.
In the event of a technical malfunction or other situation that the Chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the Chair or Corporate Secretary will convene the meeting at 10:30 a.m. Pacific Time on the date specified above and at the address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time, and physical or virtual location announced by the Chair or Corporate Secretary. Under either of the foregoing circumstances, we will post information regarding the announcement on our Investor Relations website at http://ir.calwatergroup.com.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 25, 2022: Electronic copies of the Group’s Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.
The Group expects to mail the Notice Regarding Internet Availability of Proxy Materials to its stockholders commencing on or about April  , 2022.
By Order of the Board of Directors
Michelle R. Mortensen
Vice President, Corporate Secretary and Chief of Staff
April  , 2022

PROXY SUMMARY

Information About Our 2022 Annual Meeting of Stockholders
Date and time:
Wednesday, May 25, 2022 at 9:30 a.m. Pacific Time

Location:
To attend and participate in the Annual Meeting visit www.virtualshareholdermeeting.com/CWT2022

Record Date:
March 29, 2022

Voting matters:
Stockholders will be asked to vote on the following matters at the Annual Meeting:

Overview of Voting Items
Proposal	For More Information	Board Recommendation
Proposal 1: Election of 12 Directors	Pages 12-27	FOR All Nominees
The Board of Directors and Nominating/Corporate Governance Committee believes that all of the following 12 nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes, and skills that led our Board to conclude that each of the nominees should serve as director follows the biographical information of each nominee. The directors reflect the diversity of the Company’s stockholders, employees, customers, and communities.
		Director Since		Committees
Name and Principal Occupation	Age		Independent	A	C	F	NG	S
Gregory E. Aliff Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	68	2015	YES
Terry P. Bayer Former COO of Molina Healthcare, Inc.	71	2014	YES
Shelly M. Esque Former Vice President and Global Director of Corporate Affairs of Intel Corporation	61	2018	YES
Martin A. Kropelnicki President & CEO of California Water Service Group	55	2013	—
Thomas M. Krummel, M.D. Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	70	2010	YES
Richard P. Magnuson Lead Director of California Water Service Group Managing Director of Orpheum Capital	66	1996	YES
Yvonne A. Maldonado, M.D. Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	66	2021	YES
Scott L. Morris Chairman of Avista Corporation	64	2019	YES
Peter C. Nelson Chairman of the Board of California Water Service Group	74	1996	—
Carol M. Pottenger Principal and Owner of CMP Global, LLC	67	2017	YES
Lester A. Snow Director and Former President of the Klamath River Renewal Corporation	70	2011	YES
Patricia K. Wagner Former Group President of U.S. Utilities for Sempra Energy	59	2019	YES
Number of meetings held during 2021				4	3	2	2	3
Chair	A: Audit	C: Organization and Compensation
Vice Chair	F: Finance and Capital Investment	NG: Nominating/Corporate Governance
Member	S: Enterprise Risk Management, Safety, and Security
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   1

Proposal	For More Information	Board Recommendation
Proposal 2: Advisory Vote on Executive Compensation	Page 79	FOR
We closely align the total direct compensation of our officers with performance and appropriately balance officer focus on our short- and long-term priorities with annual and long-term rewards. Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.

Proposal	For More Information	Board Recommendation
Proposal 3: Ratification of Independent Accountants	Page 82	FOR
The Board believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders. The Board is recommending stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2022.
Proposal	For More Information	Board Recommendation
Proposal 4: Approval of Amendment to the Group’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock	Page 83	FOR
We are asking stockholders to approve an amendment to the Group’s Certificate of Incorporation to increase the authorized number of common shares by 68,000,000 shares. Our Board of Directors believes that the availability of additional authorized shares of Common Stock is needed to provide us with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board of Directors may determine to be desirable. This includes, but is not limited to, using Common Stock as consideration for acquisitions, mergers, business combinations or other corporate transactions, raising equity capital, including pursuant to any future at-the-market equity programs, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans, and implementing stock splits or stock dividends. Without stockholders approval of the Proposed Certificate Amendment, we may not have sufficient unissued and unreserved authorized shares to engage in similar transactions in the future.
Our Company
California Water Service Group is the third-largest publicly traded water utility in the United States, providing high-quality water and wastewater services to more than two million people in over 100 communities. Headquartered in San Jose, California, the Group consists of four regulated subsidiaries: California Water Service (Cal Water), Hawaii Water Service
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(Hawaii Water), New Mexico Water Service (New Mexico Water), Washington Water Service (Washington Water) and Texas Water Service (Texas Water). We secure, treat, test, store, and distribute water, and we provide wastewater collection and treatment services.
Fiscal 2021 Overview
2021 Financial Highlights
Governance Highlights
Effective Board Leadership and Independent Oversight
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Separation of Chairman and CEO roles, plus independent Lead Director with well-defined responsibilities

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Executive sessions led by independent Lead Director at Board meetings

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Ongoing review of the Board composition and succession planning

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Focus on the diversity, experience, skills, and attributes that enhance our Board

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Mandatory director retirement at age 75

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Substantial majority of independent directors and all-independent committees

Overview of Corporate Governance
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Code of Conduct for Directors, Officers, and Employees

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Clawback policy

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Stock ownership guidelines for executive officers and directors

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Prohibition on short sales, transactions in derivatives, and hedging and pledging of stock by directors and executive officers

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Annual review of committee assignments and committee chairs

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Annual committee assessments

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Integrated active risk management

Stockholder Rights
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No dual-class common stock structure

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Annual election of all directors

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Majority voting for directors in uncontested elections

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No supermajority voting requirements in governing
documents

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Stockholder right at 10% threshold to call a special
meeting

•
Annual Advisory vote for say-on-pay

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   3

Board of Directors
California Water’s director nominees collectively contribute significant experience in the areas most relevant to overseeing the Company’s business and strategy.
Board Diversity
Based on the voluntary self-identification of gender, age, race, and ethnicity by our directors, the graphs below represent the diversity of the Board.

Board Experience/Qualifications/Skills/Attributes
Board Independence
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Board Tenure
Stockholder Engagement and Responsiveness
Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to enhance long-term stockholder value. For fiscal year 2021, we received 93% of the votes cast on the Say-on-Pay advisory vote taken at the 2021 Annual Meeting of Stockholders.
As illustrated in the table below, our Board has been responsive to stockholder feedback. Over the past several years, we have made numerous changes to our governance and executive compensation programs and related disclosures based on feedback from our stockholders and our annual review of market practices.
Recent Governance and Executive Compensation Changes

Governance
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Formed the Enterprise Risk Management, Safety, and Security Committee

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Environmental, social, and governance (ESG) items are overseen by the Nominating/Corporate Governance Committee

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Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

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Published our first ESG report with disclosure aligned with the Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards and in reference to Global Reporting Initiate (GRI) standards

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Included environmental leadership in the 2020 long-term incentive compensation program for the three-year performance period 2020—2022 and affordability and rate design in the 2021 long-term incentive compensation program for the three-year performance period 2021—2023

Compensation
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Continued emphasis on allocating long-term incentive compensation to performance-based equity awards

•
Modified the performance criteria used for long-term and short-term incentive compensation programs

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Revised the methodologies used to determine our Supplemental Executive Retirement Plan’s (SERP) actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

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Conducted an independent, third-party review of:

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Our President and CEO’s compensation

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Our executive short-term and long-term incentive compensation programs

•
Our proxy peer group

•
Updated our peer group to reflect industry changes

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   5

Environmental, Social, and Governance Highlights
As a company, we have always stood for “doing the right thing.” We strive to make the world a better place and take pride in our long-standing efforts to provide safe water at affordable rates, plan for our customers’ future water needs, be responsible stewards of the environment, invest and give back to our communities, have the best-trained employees, and maintain high ethical standards. This commitment is instilled in our shared purpose, which is to enhance the quality of life for our customers, communities, employees, and stockholders.
Our Approach to Environmental, Social, and Governance (ESG)

As the world continues to face unprecedented challenges and the impacts of climate change become increasingly evident, we remain committed to contributing to a sustainable future and a high quality of life for our customers, communities, stockholders, and employees. To do so, we integrate sustainability across our business, enable cross-functional collaboration, and regularly evolve our approach to adjust to the changing landscape. We prioritize ESG focus areas based on the importance to our business and to our stakeholders, which informs ongoing elements of our broader ESG program and priorities, including ESG reporting and disclosure, objective-setting, integration with our corporate strategy, and internal and external stakeholder engagement efforts.
In 2021, we established ESG objectives, formalized our ESG governance structure, developed a climate change strategy, and performed thorough climate analyses. We developed objectives for key ESG topics in 2021 to drive performance and further embed sustainability into our strategic framework. Through this goal-setting process, we conducted a gap assessment to determine where existing corporate initiatives, strategic plans, and Enterprise Risk Management efforts did not sufficiently address higher-priority ESG topics. Based on this assessment, we identified a subset of ESG topics on which to focus and worked closely with our internal subject matter experts and company leadership to develop time-bound, measurable, short- and long-term ESG objectives. We believe this process fosters accountability, establishes milestones, allows for performance tracking and reporting, and further incorporates ESG into our business strategy. Through our strategic framework and objective-setting process, we have also mapped and further integrated these ESG topics into our Enterprise Risk Management process to align our focus areas. This provides direction for our executive leaders and enables strategic action to address risks while improving ESG performance.
To further drive ESG progress, we have also implemented a formal structure for ESG governance to designate responsibility and guide our execution. Our full Board oversees execution of our climate change strategy, and the Nominating/Corporate Governance Committee oversees our ESG program and reporting. The committee and/or the full Board are updated by executive leadership on ESG matters as needed and at least annually. Topics typically covered in these updates may include introduction of new strategic ESG initiatives, progress on ESG objectives and existing initiatives, results of relevant studies and reports, current and emerging ESG trends and regulations, and more. At the executive level, our officers discuss and manage our corporate responsibility and sustainability practices. To lead the Group’s strategy, our ESG Executive Advisory Council monitors material ESG issues and is responsible for critical decision-making related to ESG initiatives. Our ESG Executive Advisory Council includes our VP, Customer Service & Chief Citizenship Officer, who provides oversight for specific risks and commitments related to ESG.
ESG Report

Our 2021 Environmental, Social, and Governance (ESG) Report covers our activities from January 1, 2021 to December 31, 2021 and commemorates the fifth year of reporting on our ESG activities. The report aligns with the Sustainability Accounting Standards Board (SASB) Water Utilities and Services Industry Standard, and references the 2021 Global Reporting Initiative (GRI) Universal Standards and most recent version of each relevant Topic Standard. The full report, including additional information on the following topics, may be accessed at www.calwatergroup.com/esg2021. Web links are provided throughout this proxy statement for convenience and are inactive textual references only. The content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this proxy statement.
Workplace and Employee Safety

We are dedicated to conducting business in a manner that protects and promotes the health and safety of our employees, those involved with our operations, and the communities where we work. Our employees are our most valuable asset; therefore, our philosophy is that health and safety should be a vital part of everything we do. We regard applicable health
6   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

and safety legislation as a minimum standard, and are committed to complying with and striving to exceed that minimum. Our occupational health and safety management system, which applies across our employee population, structures our approach to maintain an accident-free and healthy work environment. We strive to instill a culture of safety that continues to strengthen as employees leverage tools, training, and resources for hazard identification and mitigation. Examples that demonstrate our commitment to the safety and well-being of our employees include the following:
•
Development of local safety committees to promote safe practices through performing job safety analyses, supporting collaborative efforts to mitigate risks, and reviewing safety standards with employees to promote hazard awareness

•
Engagement with our union workforce through the Power4America (P4A) program to train union members to become safety ambassadors, who in turn train and audit supervisors and other union members, provide guidance on leading safety practice, and review safety processes in the field

•
Performance of job safety analyses to identify potential hazards, record trends in our compliance, and highlight practices to reduce risk

•
Implementation of a Stop Work Authority Program policy, empowering employees to pause tasks if health, safety, or environmental risks are observed, as well as a policy to prevent punishment or retribution for exercising Stop Work Authority

•
Continued execution of a hands-on vehicle safety program, incorporating a specific focus on training employees to drive safely, addressing the causes of distracted driving, and implementing driving policies that promote consistency across departments and locations

•
Providing safety training to improve employee safety and risk awareness and preparation as well as offering specialized training relevant to specific teams and/or roles based on their exposure to safety risks

Additionally, as the pandemic continues, we prioritize health and safety for our workforce by working to minimize exposures and implementing best practices. Our safety team updated our COVID-19 Prevention Plan to align with Centers for Disease Control and Prevention (CDC) and OSHA requirements. In our facilities, we continue to conduct additional cleanings, enable social distancing, require screening processes, distribute personal protective equipment, implement COVID-19 safety training, provide individual pods for each building, and perform COVID-19 district validation audits. To minimize risk of exposure, we updated our employee travel policy to limit traveling and to outline requirements for testing and quarantine after traveling. We provide free on-site COVID-19 testing services on a regular basis for employees at our San Jose, California campus and provide COVID-19 test kits for our field employees. Our return-to-work plan includes staggered shifts and a phased approach to safely bring employees back in stages, which should allow us to maintain support for our customers and improve efficiency. We have collaborated with our unions on next steps and increased our vaccination rates by offering cash bonuses to incentivize employees.
Diversity, Equality, and Inclusion

As part of our commitment to diversity and equality, we enforce a zero-tolerance approach to discrimination, harassment, and retaliation, and we provide equal opportunity regardless of age, sex, race, ethnicity, ancestry, religion, creed, citizenship status, disability, national origin, marital status, military status, sexual orientation, gender identity, socio-economic status, or any other characteristic protected by law or any other non-job-related factor or activity. We continue to promote inclusive hiring processes and maintain respect for diversity throughout the Company at all levels, from the Board of Directors to entry-level employees.
To support diverse recruitment and develop broader outreach, we:
•
Leverage targeted job boards and partner with local community colleges

•
Enhance our hiring selection process by providing more diverse panels of interviewers and training our teams to prevent bias during the selection process

•
Annually analyze pay equity for diversity factors, including gender, within our business

•
Factor diversity into our selection of high-potential leaders in our leadership development program

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   7

•
Cultivate an inclusive work environment and encourage people to share their experiences through events that discuss cultural and ethnic awareness

•
Provide regular training to enhance inclusion throughout the Company, including sexual harassment avoidance training and an annual training on unconscious bias

•
Source from women-, minority-, veteran-, disabled veteran-, and LGBTQ-owned suppliers

The graphs below represent the diversity of the employees based on voluntary self-identification.
Our public Diversity, Equality, and Inclusion Policy outlines our commitments for this topic. Additional information on this topic may be accessed at www.calwatergroup.com/esg2021.
Human Capital Management

To attract, retain, and develop the best talent, we provide competitive benefits, engage our employees to foster supportive environments, and develop their capabilities and expertise. We regularly update our human resources policies and processes to contribute to a stronger workforce, reflect our dedication to equal opportunity, diversity, and inclusion, and improve retention and satisfaction.

Talent Attraction and Retention
•
Our refreshed hiring process involves flexible interview format options and provides guidelines on interview questions and rating factors

•
Our managers are trained on unconscious bias and instructed to consider the impacts of a hire on the organization

•
We partner with local high schools, trade schools, and colleges to educate students about potential careers in the water industry

•
Each year, we employ two surveys to assess employee satisfaction and engagement, share results with our officer team, and work with local management to improve our performance

Training and Development
•
We promote internal hiring by encouraging our current employees to apply to higher positions and offering an interim promotion program

•
We provide consistent, streamlined training for employees to develop leadership skills and become managers

•
Our 18-month-long Future Leaders of Water (FLOW) program offers select high-potential managers an opportunity to improve leadership skills

•
We incentivize employees to achieve certifications beyond the minimum requirements by offering incentives and tuition reimbursement

8   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Compensation, Benefits, and Employee Well-Being
We offer competitive wages and generous benefits for employees including:
•
A commuter benefits program that encourages alternative modes of transportation

•
An Employee Assistance Program that provides childcare and eldercare resources

•
Our Critical Incident Response Management (CIRM) program that trains employees across the Company to provide peer-to-peer emotional support for coworkers who have experienced stress, loss, grief, change, or other traumatic events

•
Financial wellness education, including planning tools and investment advisory services

Labor Relations and Management
•
We respect the right to freedom of association and collective bargaining, and we honor an employee’s right to choose to be represented or not

•
We engage with our unions in productive discussions to review business matters and mitigate potential issues

•
We collaborate with our unions to support career development for our employees and offer applicable safety and functional training

Corporate Responsibility and Sustainability

As a steward of our planet’s most precious resource, the sustainability of our business is inextricably linked to the sustainability of our water supply and the well-being of our stakeholders. In our increasingly changing and interconnected world impacted by climate change, a global pandemic, social tensions, and technological innovations, it is more important than ever to build corporate responsibility, sustainability, and resilience into everything we do.
No single ESG topic stands alone, so we continually work to address the interconnections between them and apply an interdisciplinary approach to providing a sustainable supply of safe, affordable water for our customers. The graphic below depicts the key linkages between some of the various elements of how we protect our planet.
Managing Water Supply	Increasing System Efficiency	Reducing Water Consumption

We evaluate the long-term supply of groundwater and surface water to monitor changes in availability to meet demand. To help secure long-term water supply, we strive to purchase and produce recycled water and incorporate projects that enhance treatment, increase supplies, and replenish groundwater aquifers.

To preserve the water in our own distribution network, minimize water loss, and reduce energy required to pump water, we install and upgrade infrastructure that is designed to enhance efficiency. We incorporate technology that is designed to allow us to quickly identify and address leaks, and we continue to improve our metering and reporting to understand opportunities for improvement.

Customer conservation helps to protect availability of water for the future, and it reduces the energy needed to deliver water. We target opportunities to promote conservation and efficiency by educating our customers, offering programs for water-efficient appliances, and providing financial incentives that encourage reduced water consumption.

Mitigating and Adapting to Climate Change

Complex interdependencies impact the supply and demand of water. The energy we consume to provide water and wastewater services for our customers can contribute to climate change, which increases the likelihood and severity of droughts that reduce the availability of water and emergency weather events that may disrupt our systems. Lowering energy demand by increasing customer water-use efficiency—paired with minimizing energy usage in our own facilities, fleets, and distribution network—can mitigate climate change and reduce impacts to our water supply and systems. Additionally, reducing water consumption and developing diverse water supplies can help our business adapt to the changing water availability and enable continuous water delivery for our customers.

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   9

Promoting Affordability

We continually aim to preserve affordability for our customers through our strategic efforts to manage our water supply, distribution, and consumption. The critical need to invest in water system infrastructure, increasingly stringent water quality standards, and rising costs all impact the overall cost of providing a safe, reliable water supply. We focus on operational efficiencies, rate design, and robust conservation programs to preserve affordability for customers, with an emphasis on low-income communities.

We are dedicated to managing climate-related risks and opportunities throughout the Group. We align our management of climate change with the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD), starting at the highest level of leadership. In addition to reviewing climate risks, the full Board of Directors is involved in discussions of our climate mitigation and adaptation. The Board also formally approved and oversees execution of our climate change strategy. Within our executive leadership team, the CEO spearheads the planning and execution of our climate change strategy, and our VP, Customer Service & Chief Citizenship Officer oversees all climate-related efforts. The Strategy & Operating Committee, comprising senior officers, oversees our strategy for energy management as part of our plans to reduce our environmental footprint and contributions to climate change.
To drive our climate change strategy, in 2021 we completed a Climate Change Risk Assessment and Adaptation Framework to identify climate-related risks and opportunities that could impact our business over various future time horizons and two greenhouse gas concentration trajectories to capture a range of potential future climate scenarios. Conducted at the district level to provide actionable insights, this assessment leverages estimated projections to identify and prioritize the climate-related impacts to our operations, facilities, and water supply portfolio; helps us more fully understand and integrate climate-related impacts into our demand forecasts; and develops the steps for prioritizing actions for addressing climate risks over time.
Acknowledging the potential and real impacts of these climate-related risks to our business, our climate strategy focuses on mitigation and adaptation across our value chain—in sourcing, treatment and distribution, and community engagement. We adapt and plan for impacts to our water supply and infrastructure, anticipate shifts in customer demand, and work to protect our watersheds. As part of our efforts to enhance our fleet, facilities, and infrastructure for treatment and distribution, we continue to increase efficiency, reduce the energy required to deliver water to customers, and advocate for climate-related projects to systematically improve performance. Lastly, we continue to expand customer water conservation programs, communicate with our customers about associated energy savings, and share summaries of climate change monitoring and adaptation studies with our communities. Additional information on this topic may be accessed at www.calwatergroup.com/esg2021.
Public Policy and Political Involvement

Our political involvement is policy driven, nonpartisan, and transparent. It is intended to benefit our customers, communities, employees, and stockholders by advocating for affordability, water quality, sustainability, and equality for our customers, as well as safeguarding our position as a leading provider of water service in the communities we serve. In addition to following applicable regulations, we set clear internal expectations for our employees and seek to align our activities with our values and objectives. Our Community Affairs and Government Relations team manages our political donations in accordance with local, state, and federal laws and regulations, and oversees two employee-funded Political Action Committees (PACs). Our Rates Department provides oversight for our relationship with the California Public Utilities Commission (CPUC) and examines regulatory impacts.
The Director of Community Affairs and Government Relations reports directly to the Vice President, Customer Service and Chief Citizenship Officer, who provides periodic summaries to the President & CEO. In turn, the President & CEO briefs the Board on pertinent legislative updates in alignment with our Political Engagement Policy. Additionally, the VP, Customer Service and Chief Citizenship Officer provides an annual update on the Company’s political contribution process to the Nominating/Corporate Governance Committee of the Board of Directors. Our political contributions, advocacy efforts, and focus areas can be found in public records. We maintain transparency in our positions, and we file a quarterly Report of Lobbyist Employer in accordance with California Government Code Section 86116. We do not work with contract lobbyists in any states other than California, and none of our employees are registered as lobbyists.
10   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Additional Corporate Governance Information Available

Our corporate webpage includes the following:
•
California Water Service Bylaws

•
Corporate Governance Guidelines

•
Audit Committee Charter

•
Organization and Compensation Committee Charter

•
Finance and Capital Investment Committee Charter

•
Nominating/Corporate Governance Committee Charter

•
Enterprise Risk Management, Safety, and Security Committee Charter

•
Ethics Policy of the Board of Directors

•
Business Code of Conduct

•
Environmental, Social, and Governance Report

•
Annual Supplier Diversity Reports

•
Environmental Sustainability Policy

•
Diversity, Equality, and Inclusion Policy

•
Human Rights Policy

•
Political Engagement Policy

•
Commitment to Providing Excellent, Affordable Service and High-Quality Water to All Customers

•
Information Regarding Reporting of Financial, Audit, and Security Law Matters

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   11

CORPORATE GOVERNANCE MATTERS

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the following nominees.
The Nominating/Corporate Governance Committee assesses the composition of and criteria for membership on the Board and its committees on an ongoing basis in consideration of our current and future business and operations. In fulfilling this responsibility, the Nominating/Corporate Governance Committee takes a long-term view and seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group.
The Nominating/Corporate Governance Committee considers a variety of factors, including our long-term strategy, the skills and experiences that directors provide to the Board (including in the context of our business strategy), the performance of the Board and the organization, the Board’s director retirement policy, the Board’s view that a balanced and effective board should include members across a continuum of tenure, and the belief that valuable insights can be gained from diversity of gender, race, ethnic and national background, geography, age, and sexual orientation. The Board assesses its effectiveness in this regard as part of the annual board and director evaluation process. As a result of these long-term strategic assessments, the Nominating/Corporate Governance Committee has articulated a set of principles on board composition, which include:
Board Composition
Diversity
Our Board is comprised of members who demonstrate a diversity of thought, perspectives, skills, backgrounds, experiences, and independence and has a goal of identifying candidates that can contribute to that diversity in a variety of ways, including ethnically and gender diverse candidates.

Board Skills
Our Board is composed of a collective set of skills to address corporate challenges, especially in the areas of business strategy, financial performance, utility regulation, risk management, cybersecurity, technology and enterprise innovation, and executive talent and leadership, and should evolve with the organization’s business strategy.

Industry Experience	Our Board seeks and retains members with industry experience, including water, utility, and technology, that align with our long-term strategy; recognizes the utility industry is complex; and understands the importance of having directors who have experienced challenging business cycles and can share their knowledge.
Tenure	Our Board retains members across the director tenure spectrum to promote effective oversight and embrace innovation, as well as a changing market and customer expectations.
Board Size
Our Board considers the appropriate size of the board in relation to promoting active engagement, open discussion, effective risk management, and productive dialogue with management; continuously assesses the bench of successors for Board leadership positions in both expected and unexpected departure scenarios.

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Director Nomination Process

The Nominating/Corporate Governance Committee’s regular evaluation of the composition of, and criteria for membership on, the Board is ongoing. This evaluation includes an annual review of committee assignments, committee chairs, committee effectiveness, and director succession planning. Incumbent directors eligible for re-election, nominees to fill vacancies on the Board, and any nominees recommended by stockholders all undergo a review by the Committee.
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in the following section. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee’s qualifications and other relevant biographical information, together with confirmation of the nominee’s consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Stockholders may also nominate directors by adhering to the advance notice procedure described under “Questions and Answers About the Proxy Materials and the Annual Meeting — How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?” on page 92 in this Proxy Statement.
Director Criteria

Our Board believes our directors should possess a combination of skills, professional experience, and a diversity of backgrounds necessary to oversee our business. Also, the Board believes every director should possess certain attributes as reflected in the Board’s membership criteria.
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The Nominating/Corporate Governance Committee’s charter requires that as part of the search process for each new candidate, the Committee will actively seek out diverse candidates to include in the pool from which candidates are chosen. The Committee focuses on the development of a Board composed of directors that meet the criteria set forth below:
Director Criteria
Personal Characteristics
•
High personal and professional ethics, integrity and honesty, good character, and sound judgment

•
Independence and absence of any actual or perceived conflicts of interest

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The ability to be an independent thinker

Commitment to the Organization
•
A willingness to put in the time and energy to satisfy the requirements of Board and committee membership, including attendance and participation in Board and committee meetings of which they are a member and the annual meeting of stockholders, and be available to management to provide advice and counsel

•
Possess, or be willing to develop, a broad knowledge of critical issues facing the organization

Diversity	• Diversity, including the candidate’s professional and personal experience, background, perspective, and viewpoint, as well as the candidate’s gender and ethnicity
Skills and Experience
•
Value derived from each nominee’s skills, qualifications, experience, and ability to impact long-term strategic objectives

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Solid educational background

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Substantial tenure and experience in leadership roles

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Business and financial experience

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Understanding the intricacies of a public utility

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Experience in risk management

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Additionally, Section 2.9 of our bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director

Identification of Director Nominees
•
Through a variety of sources, the Nominating/Corporate Governance Committee identifies new director nominees and will consider director nominees recommended by stockholders in the same manner it considers other nominees. This process is described in “Director Qualifications and Diversity” and found elsewhere in this Proxy Statement.

Retirement Age of Directors
•
We have established a mandatory retirement age for all directors. All directors must retire no later than the Annual Meeting that follows the date of the director’s 75th birthday. Additionally, an employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Executive Sessions of the Board
•
Under our Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The Lead Independent Director, Richard P. Magnuson, chairs these sessions.

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Information about our directors and nominees as of April 13, 2022 is as follows:
Name	Age	California Water Service Group Position	Current Term Expires	Director Since	Independent	Occupation	Other Board Experience	Public Utilities or Public Health Experience
Gregory E. Aliff	68	Director	2022	2015	Yes	Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	Yes	Yes
Terry P. Bayer	71	Director	2022	2014	Yes	Former COO of Molina Healthcare, Inc.	Yes	Yes
Shelly M. Esque	61	Director	2022	2018	Yes	Former Vice President and Global Director of Corporate Affairs of Intel Corporation	Yes
Martin A. Kropelnicki	55	President & CEO and Director	2022	2013	No	President & CEO of California Water Service Group	Yes	Yes
Thomas M. Krummel, M.D.	70	Director	2022	2010	Yes	Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	Yes	Yes
Richard P. Magnuson	66	Lead Director & Chair of the Board’s Executive Sessions	2022	1996	Yes	Managing Director of Orpheum Capital	Yes
Yvonne A. Maldonado, M.D.	66	Director	2022	2021	Yes	Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University	Yes	Yes
Scott L. Morris	64	Director	2022	2019	Yes	Chairman of Avista Corporation	Yes	Yes
Peter C. Nelson	74	Chairman of the Board	2022	1996	No	Chairman of the Board of California Water Service Group	Yes	Yes
Carol M. Pottenger	67	Director	2022	2017	Yes	Principal and Owner of CMP Global, LLC	Yes
Lester A. Snow	70	Director	2022	2011	Yes	Director and Former President of the Klamath River Renewal Corporation	Yes	Yes
Patricia K. Wagner	59	Director	2022	2019	Yes	Former Group President of U.S. Utilities for Sempra Energy	Yes	Yes
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Director Nominees

Upon the recommendation of the Nominating/Corporate Governance Committee, our Board has nominated for election at the 2022 Annual Meeting of Stockholders a slate of twelve director nominees. All of the nominees were most recently elected by stockholders at the 2021 Annual Meeting. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected.
Gregory E. Aliff Independent Age: 68 Director Since 2015

Committees: • Chair, Audit • Enterprise Risk Management, Safety, and Security Public Board Directorships: Current: • New Jersey Resources Corp Previous: • SCANA Corporation
Retired
Mr. Aliff is a retired Vice Chairman and Senior Partner, US Energy and Resources, at Deloitte LLP. From 2012 to his retirement in 2015, Mr. Aliff led Deloitte’s US Sustainability Services, which focused on industrial and commercial water and energy management. From 2002 to 2012, he led Deloitte’s US Energy and Resources practice, where he oversaw all professional services to the sector. Mr. Aliff earned his Bachelor of Science in accounting and his Master of Business Administration from Virginia Tech. He is a Certified Public Accountant and a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD. In addition to his public company directorships, Mr. Aliff has also served on the board of several non-profit organizations.
Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. Mr. Aliff’s deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Board.

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Terry P. Bayer Independent Age: 71 Director Since 2014

Committees: • Chair, Finance and Capital Investment • Organization and Compensation • Audit Public Board Directorships: Previous: • Apria Healthcare Group, Inc.
Retired
Ms. Bayer is the former Chief Operating Officer (COO) for Molina Healthcare, Inc., a managed care company that provides solutions to meet the healthcare needs of low-income individuals and families who participate in government programs, including Medicaid, Medicare, and Marketplace. She held that position from 2005 until her retirement in February 2018. She was previously Executive Vice President of Health Plan Operations and also held management positions at Family Health Plan (FHP), Maxicare, Matria Healthcare, and AccentCare, Inc. Ms. Bayer currently serves as a board director of Pack4U, a personalized medication delivery and remote patient monitoring company. She holds a Juris Doctor Degree from Stanford University, a Master of Public Health from the University of California, Berkeley, and a Bachelor of Arts in communication from Northwestern University.
Ms. Bayer brings senior leadership, financial, operational, and public health expertise to the Board from her service as the COO of Molina Healthcare, Inc., a public company. She has many years of experience as an operating executive with a strong focus on government program compliance, public health and administration, and customer service. Ms. Bayer’s significant background and experience in healthcare supports the Board’s efforts in overseeing and advising on employee health matters. Her previous experience as a director of Apria Healthcare Group, Inc. and her compliance and compensation committee memberships, allow Ms. Bayer to contribute to the Board.

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Shelly M. Esque Independent Age: 61 Director Since 2018

Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Retired
Ms. Esque, prior to her retirement in 2016, served as Vice President and Global Director of Corporate Affairs at Intel Corporation, a leader in the semiconductor industry. Overseeing professionals in more than 35 countries, she was responsible for enhancing Intel’s reputation as the world’s leading technology brand and corporate citizen. She also served as both president and chair of the Intel Foundation. In her capacity as a leader of Intel’s corporate social responsibility, community, education, foundation, and government relations worldwide, Ms. Esque represented Intel at numerous events, including the World Economic Forum, World Bank, UNESCO, and forums promoting women in the workplace.
Ms. Esque received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women. She was also recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona. Ms. Esque is active on many non-profit boards, including Basis Charter Schools, Take the Lead, and the Boyce Thompson Arboretum, among others. Ms. Esque’s strong understanding of corporate social responsibility, education, media relations, and government and community affairs makes her a valuable resource to the board.

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Martin A. Kropelnicki Age: 55 Director Since 2013

President & CEO, California Water Service Group
Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 33 years of experience in finance and operations, including 15-plus years as CFO at publicly listed companies. He has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies (NAWC) and currently serves on the NAWC Executive Committee. He holds a Bachelor of Arts and Master of Arts in business economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund’s Naval Heritage Award. He is the 12th recipient of this award since its inauguration.
Mr. Kropelnicki is well positioned to lead the Group’s management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management and his management experience enables him to offer valuable perspectives to our strategic planning, rate making, and budgeting, along with operational and financial reporting.

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Thomas M. Krummel, M.D. Independent Age: 70 Director Since 2010

Board Committees: • Chair, Organization and Compensation • Nominating/Corporate Governance Public Board Directorships: Current: • Procept BioRobotics Corporation
Emile Homan and Chair Emeritus, Department of Surgery, Stanford University
Dr. Krummel is the Emile Holman Professor and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine and former co-director of the Stanford Biodesign program. A leader in his field, he has been honored with the William E. Ladd Medal by the American Academy of Pediatrics, the Albion Walter Hewlett Award by the Stanford Department of Medicine, the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training, and the Lucile Packard Children’s Hospital Recognition of Service Excellence. Dr. Krummel is currently chair of the board of directors at Fogarty Innovation, a not-for-profit medtech educational incubator, a venture partner at Santé Ventures, and a board member for Morgridge Institute for Research at the University of Wisconsin.
Dr. Krummel brings to the Board experience in professional training and development as well as a familiarity with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

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Richard P. Magnuson Independent Age: 66 Director Since 1996

Lead Independent Director
Board Committees:
•
Chair, Nominating/Corporate Governance

•
Audit

•
Finance and Capital Investment

Public Board Directorships:
Previous:
•
Rogue Wave Software

•
IKOS System, Inc.

•
OrCAD Sytems Corporation

Managing Director of Orpheum Capital
Mr. Magnuson is a venture capital investor and our Lead Independent Director. He is Managing Director of Orpheum Capital, a private investment fund. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. Mr. Magnuson holds an undergraduate degree in economics, and a law degree and a Master of Business Administration from Stanford University. In addition to his previous public company experience, Mr. Magnuson has served on the boards of several privately held companies.
With his legal and venture capital background, Mr. Magnuson brings valuable financial and business strategy expertise to the Board. His past experience on the boards of other public companies, as well as his insight on financial and operational matters, adds value to the Board. His past and current Board service also provides insight on corporate governance practices.

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Yvonne (Bonnie) A. Maldonado, M.D. Independent Age: 66 Director Since 2021

Board Committees: • Nominating/Corporate Governance • Enterprise Risk Management, Safety, and Security
Professor of Global Health and Infectious Diseases, Departments of Pediatrics and Epidemiology and Population Health, Stanford University
Dr. Maldonado is currently a pediatric infectious diseases epidemiologist at Stanford University School of Medicine as well as the medical director of Infection Prevention and Control, and an attending physician at Packard Children’s Hospital at Stanford. She is also a professor in the Departments of Pediatrics and Health Research and Policy, chief of the Division of Infectious Diseases, director of Global Child Health, and senior associate dean for faculty development and diversity at Stanford’s School of Medicine. Dr. Maldonado is currently the chair of the American Academy of Pediatrics Committee on Infectious Diseases, serves on the board of the Lucile Packard Foundation for Children’s Health, and is a member of numerous medical associations and committees.
Nationally and internationally renowned for her knowledge, research, and expertise in infectious and vaccine-preventable disease control and international health, Dr. Maldonado has led studies and investigations funded by the United States, CDC, WHO, NIH, and Gates Foundation worldwide on HIV, polio, and measles. Dr. Maldonado brings a unique perspective and valuable insight to the Board.

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Scott L. Morris Independent Age: 64 Director Since 2019

Committees:
•
Organization and Compensation

•
Enterprise Risk Management, Safety, and Security

Public Board Directorships:
Current:
•
Avista Corporation

Previous Board Directorship:
•
McKinstry

Chairman, Avista Corporation
Mr. Morris has been Chairman of Avista Corporation, a publicly traded electrical and natural gas utility serving customers primarily in the Pacific Northwest, since January 2008. From January 2008 to October 1, 2019, he also served as Avista’s CEO, from January 2008 to January 2018 he served as its President, and from May 2006 to December 2007, he served as its President and Chief Operating Officer. Mr. Morris joined Avista in 1981 and his experience at the company includes management positions in construction and customer service and general manager of the company’s Oregon utility business. He is a graduate of Gonzaga University where he received his master’s degree from Gonzaga University in organizational leadership. He also attended the Stanford Business School Financial Management Program and the Kidder Peabody School of Financial Management. Mr. Morris serves on the board of McKinstry and on the Board of Trustees of Gonzaga University. He has served on a number of Spokane non-profit and economic development boards.
Mr. Morris brings to the Board a deep knowledge and understanding of the utility industry, having spent his entire career in the industry. As a former senior executive, he also contributes senior leadership experience and valuable perspectives on strategy, operations, and business management.

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Peter C. Nelson Age: 74 Director Since 1996

Chairman, California Water Service Group
Mr. Nelson is Chairman of the Board of the Group and its subsidiaries. He is a director of the California Chamber of Commerce and a past president of the National Association of Water Companies (NAWC). Mr. Nelson has a strong record of operational and strategic leadership in the public utility business, including his 17-plus years of experience as the former President & CEO of the Group. An engineer by training with a graduate degree in business administration, he gained extensive senior executive experience at Pacific Gas & Electric Company. He has a vast understanding of the water industry from his role as the former President & CEO of the Group and from his leadership roles representing the water profession nationally at NAWC as well as in California at the State Chamber of Commerce.

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Carol M. Pottenger Independent Age: 67 Director Since 2017

Board Committees: • Vice Chair, Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Nominating/Corporate Governance
Principal and Owner, CMP Global, LLC
As principal and owner of CMP Global LLC, Ms. Pottenger’s organization, which was founded in 2014, provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of eight ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cybersecurity while on assignment with NATO.
Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Indiana, she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C., PricewaterhouseCoopers LLP Board of Partners and Principals, and Serco North America.

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Lester A. Snow Independent Age: 70 Director Since 2011

Board Committees: • Chair, Enterprise Risk Management, Safety, and Security • Finance and Capital Investment • Organization & Compensation
Retired
Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in water resources administration from the University of Arizona and a Bachelor of Science in earth sciences from Pennsylvania State University.
Mr. Snow brings more than 40 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters. Mr. Snow’s executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

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Patricia K. Wagner Independent Age: 59 Director Since 2019

Committees: • Audit • Finance and Capital Investment Public Board Directorships: Current: • Apogee Enterprises • Primoris Services Corporation Previous: • SoCalGas
Retired
Ms. Wagner, prior to her retirement in 2019, served as Group President, U.S. Utilities for Sempra Energy, an energy-services holding company whose subsidiaries include San Diego Gas & Electric Company (SDG&E) and Southern California Gas Company (SoCalGas), both California regulated utilities, as well as other companies operating in the electric and gas infrastructure business. Prior to her role as Group President, from 2017 to 2018 she served as Chairman and Chief Executive Officer of SoCalGas, one of the largest natural gas utilities in the country. She served as Executive Vice President of Sempra Energy in 2016, and as President and Chief Executive Officer of Sempra U.S. Gas & Power from 2014 to 2016. During her 24-year career in the utility sector, Ms. Wagner held a range of other leadership positions, including: Vice President of Audit Services for Sempra Energy; Vice President of Accounting and Finance for SoCalGas; Vice President of Information Technology for SoCalGas and SDG&E; and Vice President of Operational Excellence for SoCalGas and SDG&E. Ms. Wagner is currently a director of Apogee Enterprises, Inc., a public company that designs and develops commercial glass and metal products, and Primoris Services Corporation, a public company providing a wide range of specialty construction services, fabrication, maintenance, replacement, and engineering services. Ms. Wagner earned her Master of Business Administration from Pepperdine University and her bachelor’s degree in chemical engineering from California State Polytechnic University, Pomona.
Ms. Wagner has immense working knowledge and familiarity with the California regulatory environment and has worked with the California Public Utilities Commission. Her deep understanding of regulatory affairs and experience working for an investor-owned utility make her a valuable asset to the Group. She also brings valuable accounting and finance, senior leadership, and operational experience to the Board.

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CORPORATE GOVERNANCE PRACTICES

We are committed to objective, independent leadership on our Board and each of its committees. In addition, our Board believes the active, objective, and independent oversight of management is central to effective Board governance and serves the best interests of all stakeholders, including customers, stockholders, regulators, suppliers, associates, and the general public.
Specifically, our Board has adopted Corporate Governance Guidelines comprised of rigorous governance practices and procedures. To maintain and enhance its independent oversight, our Board has implemented measures to further enrich Board composition, leadership, and effectiveness. These measures align our corporate governance structure with achieving our strategic objectives and enable our Board to effectively communicate and oversee our culture of compliance and in-depth risk management. Our Board frequently discusses business and other matters with the senior management team and principal advisors such as our legal counsel, auditors, consultants, and financial advisors. Our Board annually reviews and approves the Corporate Governance Guidelines and charters of the Board committees to align with evolving best practices and regulatory requirements, including the New York Stock Exchange (NYSE) corporate governance listing standards. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety, and Security committees are posted on our website at http://www.calwatergroup.com.
Corporate Governance Overview

Our corporate governance practices are substantially aligned with the Investor Stewardship Group’s (ISG) Corporate Governance Framework for U.S. Listed Companies, as shown in the table below.
ISG Principle	Our Practice
Principle 1 Boards are accountable to stockholders
•
Annual election of all directors

•
Majority voting for directors in uncontested elections

•
Directors are required to offer to resign if they fail to receive a majority of votes cast

•
No supermajority voting requirements in governing documents

•
Stockholder right at 10% threshold to call a special meeting

Principle 2 Stockholders should be entitled to voting rights in proportion to their economic interest	• No dual class common stock structure • Each stockholder is entitled to one vote per share • No cumulative voting for directors
Principle 3 Boards should be responsive to stockholders and be proactive in order to understand their perspectives
•
Proactive, year-round investor outreach program

•
Directors receive regular updates on investor feedback and are available for stockholder engagement

•
In response to investor feedback, over the last several years, we have, for example:

•
published our first Environmental, Social, and Governance report;

•
formed the Enterprise Risk Management, Safety, and Security Committee;

•
incorporated environmental leadership into our incentive compensation program; and

•
modified the performance criteria used for long-term and short-term incentive compensation programs

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Principle 4 Boards should have a strong, independent leadership structure
•
Independent Lead Director with well-defined responsibilities

•
Substantial majority of the Board is independent (10 of 12 director nominees or 82% of the Board) and Board committees are completely independent

•
Non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year

Principle 5 Boards should adopt structures and practices that enhance their effectiveness
•
Continuous focus on Board refreshment, with a balanced mix of director tenures and five new directors joining the Board since 2017

•
Increasing focus on Board diversity, with 5 female directors (42% of the Board) and 1 ethnically diverse director (8% of the Board)

•
Annual review of the Board, committees, Independent Lead Director, and individual directors

•
Limits on outside board service, with no director permitted to serve on more than 4 public company boards (including the Group) and directors who are public company executive officers not permitted to serve on more than 2 public company boards (including the Group)

•
Mandatory director retirement at age 75

Principle 6 Boards should develop management incentive structures that are aligned with the long-term strategy of the company
•
Target total direct compensation is heavily weighted towards performance, comprising 68% of CEO pay and 46% of other NEO pay in 2021, and appropriately balances short-term drivers of the Group’s success and long-term creation of stockholder value

•
Organization & Compensation Committee annually re-evaluates the mix of fixed and variable compensation in order to best attract, retain and incentivize talented officers who contribute to the long-term success of the Group

•
We incorporate a number of risk mitigation features into our executive compensation program, including stock ownership requirements, clawback provisions and anti-hedging and anti-pledging policies

Board Structure and Independence

Our Board encompasses the optimal mix of diverse backgrounds, experiences, skills, expertise, and an uncompromising commitment to integrity and thorough judgment. The Board thoughtfully advises and guides management as they work to achieve our long-term strategic goals. To promote sound board structure and independence standards, our Board adheres to the following policies and procedures:
•
Our Board is comprised of a substantial majority of independent directors

•
All directors are required to retire no later than the Annual Meeting that follows the date of the director’s 75th birthday

•
Our Board conducts an annual review of Board composition, committee effectiveness, and succession planning resulting in refreshment of the Board and a diversity of skills, attributes, and perspectives on the Board

•
Upon election at the annual meeting, the average tenure of the members of the Board will be approximately nine years

•
Directors are required to offer to resign if they fail to receive a majority of votes cast

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Board Oversight

Our Board is responsible for seeing that our organization is appropriately stewarding the resources entrusted to it and following legal and ethical standards. In addition, our Board has the fundamental and legal responsibility to provide oversight and accountability for the organization. By following key risk management principles, our Board provides a solid foundation of organizational oversight:
•
Understands the organization’s strategy and key drivers of success

•
Regularly assesses the risks in the organization’s strategy

•
Appropriately defines the role of the full Board and its standing committees specific to risk management and key risk oversight

•
Assesses the organization’s risk management system — including people, processes, and technology — to confirm resource appropriateness and sufficiency

•
Works with management to understand and agree on the types (and format) of risk information the Board requires and risk prioritization

•
Encourages dynamic and constructive risk dialogue between management and the Board, including a willingness to challenge assumptions

•
Closely monitors the potential and evolving risks to culture and the incentives structure

•
Oversees the critical alignment of strategy, risk, controls, compliance, incentives, and people

Director Orientation and Continuing Education

Our director education about California Water Service Group and our strategy, control framework, regulatory environment, and industry begins when a director is elected to our Board and continues throughout his or her tenure on the Board. Upon joining our Board, new directors are provided with a comprehensive orientation about our company, which includes an overview of director duties and our corporate governance, one-on-one sessions with the Chairman and President & CEO, and presentations by senior management and other key management representatives on the organization’s strategy, regulatory framework, and control framework. As directors are appointed to new committees or assume a leadership role, such as committee chair, they receive additional orientation sessions specific to such responsibilities.
Board and Committee presentations, educational briefings, discussions with subject matter experts on business, governance, regulatory, and control matters help to keep directors appropriately apprised of key developments in our business and in our industry, including material changes in regulation, so they can carry out their oversight responsibilities.
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Annual Evaluation of Board, Committees, and Independent Lead Director

Overview of Evaluation Process
Our Board and Committees maintain a regular and robust evaluation process to promote the effective functioning of our Board. It is important to examine Board, Committee, and director performance and to solicit and act upon feedback received from each member of our Board. Evaluations are intended to assess the effectiveness in board composition and conduct, meeting structure, materials and information, committee composition and effectiveness, strategic and succession planning, culture and exercise of oversight, as well as continued education and access to management.
Annual Board Self-Evaluations

As part of the evaluation, each Board member completes an anonymous, comprehensive questionnaire soliciting input on topics such as corporate governance issues, Board and committee culture, structure and meeting process, director interactions with each other and with management, management responsiveness, quality and quantity of information provided to the Board of Directors, strategic planning, and more.

Summary of Written Evaluations

Each Director’s anonymous responses to the questionnaire are sent to outside counsel retained by the Company at the Nominating/Corporate Governance Committee’s request. Outside counsel compiles the results of the evaluations into a report for the Nominating/Corporate Governance Committee and Lead Independent Director.

Conversations
Additionally, the Lead Independent Director has individual conversations throughout the year with each member of the Board, providing further opportunity for dialogue, feedback, and improvement.
Board Review

The responses to the questionnaires, in addition to other feedback provided by Board members through interviews and other communications, are then reviewed and compiled by our Lead Independent Director in order to determine strengths and areas for improvement. Those results are then discussed with the Governance Committee and the Board of Directors, and such results are used to improve Board and committee performance. Matters that require further assessment or additional follow-up are addressed at future Board or committee meetings, as applicable.

Actions

Our evaluation process typically generates robust comments and discussion with the Board, including with respect to Board composition and processes. These evaluation results have led to changes designed to increase Board effectiveness and efficiency. Examples include enhancements to meeting materials, the structure of the Board, responsibilities of committees, committee and executive session discussions, committee reports to the Board, Director onboarding, continuing education, and hands-on experiences with our business, senior leaders, and emerging talent throughout the Company.

Director Independence

As discussed in our Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Based on the recommendation of the Nominating/Governance Committee, the Board determined that, other than Martin A. Kropelnicki and Peter C. Nelson, each of our director nominees (Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Thomas M. Krummel, M.D., Richard P. Magnuson, Yvonne A. Maldonado, M.D., Scott L. Morris, Carol M. Pottenger, Lester A. Snow, and Patricia K. Wagner) is independent.

Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise,
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   31

with the organization, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with us. Our Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee.
Independence Standards

The Board has adopted standards to assist in assessing the independence of directors, which are part of the Corporate Governance Guidelines available at http://www.calwatergroup.com. Under these standards, our Board has determined that a director is not independent if:
•
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group.

•
The director has received, or has an immediate family member who has received, during any 12-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service.

•
The director, or an immediate family member, is a current partner of the Group’s internal or external auditor; the director is a current employee of such a firm; the director’s immediate family member is a current employee of such a firm who personally works on the Group’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group’s audit within that time.

•
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group’s present executive officers serves or served at the same time on that company’s compensation committee.

•
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of  $1 million or 2% of the party’s consolidated gross revenues.

•
The director, or the director’s spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization’s consolidated gross revenues

In addition, our Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director’s independence:
•
Being a residential customer of any service territory

•
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of   (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

•
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of  (i) 1% of the Group’s consolidated gross revenues for the year; or (ii) $500,000

•
Being a director of any of the Group’s subsidiaries

Directors inform the Board as to any relationships they may have with the organization and provide other pertinent information in annual questionnaires they complete, sign, and certify. The Board reviews relevant relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in one of our service territories and are customers, our Board has determined that it is not a material relationship that would impair their independence under the above standards.
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Board Leadership Structure and Composition

Leadership Structure
Peter C. Nelson has served as Chairman of the Board since 2012. The roles of Chairman of the Board and CEO for the organization are separate. Our Board currently believes separating these roles is the most appropriate leadership structure, at this time, based on numerous factors, including the Board’s historical practice (which has predominantly been to separate the roles), its assessment of the organization’s leadership, and the organization’s current and anticipated needs. The Board attributes a portion of the historical success of its leadership model to the Chairman of the Board’s 17-plus years of service as the former President & CEO, including his industry knowledge and executive management skills, rather than by the particular leadership structure chosen. The Board believes that Mr. Nelson, who retired as CEO in 2013, brings significant experience in the water and public utility industries, making him best positioned to lead the Board as it oversees and monitors implementation of our business strategy, considers risks related to strategy and business decisions, and performs its oversight function.
Our Board reviews its leadership structure regularly to confirm that it remains appropriate for the Group. The Board retains the flexibility to change the leadership structure from time to time so that it can adjust, as appropriate, as the Group’s needs change.
Lead Independent Director
Our Lead Independent Director is selected annually from and by the independent directors, serves for a period of at least one year, and has expansive duties and authority as included in our Corporate Governance Guidelines.
Richard P. Magnuson currently serves as Lead Independent Director. Our Corporate Governance Guidelines list the Lead Independent Director’s responsibilities and authority including:
•
Presides at meetings of the Board in the absence of the Chairman of the Board

•
Recommends to the Chairman of the Board items for consideration to be included in the Board meeting agendas and schedules

•
Serves as liaison between the Chairman of the Board and the independent directors

•
Consults and communicates with major stockholders upon request

In evaluating candidates for Lead Independent Director, the independent directors consider several factors, including each candidate’s corporate governance experience, board service and tenure, leadership roles, and the ability to meet the necessary time commitment. For an incumbent Lead Independent Director, the independent directors also consider the results of the annual Lead Independent Director assessment as described above.
Annual Meeting Attendance

All directors are expected to attend the Annual Meeting of Stockholders, unless attendance is prevented by an emergency. All of our Board members who were directors as of the date of our 2021 Annual Meeting attended the meeting.
Board Meetings and Committees

Board Meetings
Our policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they serve.
Members of the Board are expected to attend Board meetings in person, unless the meeting is held by teleconference. During 2021, there were nine meetings of the Board and collectively 14 committee meetings. The incumbent directors attended at least 75%, and on average attended 100%, of all Board and applicable committee meetings in 2021 (held during the period each director served).
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Committees
There are five committees within our Board of Directors: Audit; Organization and Compensation; Finance and Capital Investment; Nominating/Corporate Governance; and Enterprise Risk Management, Safety, and Security. The membership and the function of each of these committees are described below.
Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety, and Security
Gregory E. Aliff	C				M
Terry P. Bayer	M	M	C
Shelly M. Esque				M	M
Martin A. Kropelnicki
Thomas M. Krummel, M.D.		C		M
Richard P. Magnuson	M		M	C
Yvonne A. Maldonado, M.D.				M	M
Scott L. Morris		M			M
Peter C. Nelson
Carol M. Pottenger			M	M	V
Lester A. Snow		M	M		C
Patricia K. Wagner	M		M
Number of meetings held during 2021	4	3	2	2	3
C: Chair  V: Vice Chair  M: Member
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AUDIT COMMITTEE
Current Members:	Primary Responsibilities:
Gregory E. Aliff, Chair Terry P. Bayer Richard P. Magnuson Patricia K. Wagner Committee Meetings Held in 2021: 4
•
Represents and assists the Board in oversight of the quality and integrity of the Company’s financial statements; the Company’s compliance with legal, environmental, regulatory, and reporting requirements; the qualifications, performance, and independence of the Company’s Independent Registered Public Accounting Firm; the Company’s internal audit function; cybersecurity risk; and third party supplier risk

•
Responsible for the appointment, retention, compensation, and oversight of the Independent Registered Public Accounting Firm

•
Reviews with management each Form 10-K and 10-Q report required to be submitted to the SEC

•
Reviews annually the quality of reporting processes and internal controls, internal auditor reports and opinions, and any recommendations the Independent Registered Public Accounting Firm may have for improving or changing the Company’s internal controls

•
Oversees and reviews with management risks related to the Company’s financial reporting and internal controls

•
Oversees the Company’s compliance program with respect to legal and regulatory requirements, including the Company’s codes of conduct, and oversees the Company’s policies and procedures for monitoring compliance

•
Oversees the Company’s cybersecurity program, including management’s response to emerging risks and compliance with all federal and state cybersecurity standards and privacy laws

•
Oversees the Company’s program to identify, manage, and mitigate third party supplier risk and reviews with management compliance with the Supplier Code of Conduct and performance of the Supplier Diversity Program

All members of the Audit Committee are independent as defined in the New York Stock Exchange, and meet additional independence requirements for audit committee members applicable under SEC rules and the New York Stock Exchange listing standards.
The Board has determined that each Audit Committee member has considerable knowledge in financial and auditing matters to serve on the Audit Committee. Gregory E. Aliff, Terry P. Bayer, and Patricia K. Wagner meet the New York Stock Exchange listing standards of financial sophistication and are “audit committee financial experts” under SEC rules.
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ORGANIZATION AND COMPENSATION COMMITTEE
Current Members:	Primary Responsibilities
Thomas M. Krummel, M.D., Chair Terry P. Bayer Scott L. Morris Lester A. Snow Committee Meetings Held in 2021: 3
•
Oversees the Company’s officer compensation structure, policies and programs; assesses whether the Company’s compensation structure establishes appropriate incentives for officers; and assesses the results of the Company’s most recent advisory vote on executive compensation

•
Oversees the evaluation and recommendations of the compensation of the CEO to the independent directors and of the executive officers to the Board of Directors

•
Reviews the organizational structure for the Company’s senior management

•
Oversees the strategies and policies related to human capital management, including matters such as diversity and inclusion, workplace environment, culture, talent development and retention, and succession planning

•
Oversees a periodic assessment of the risk related to the Company’s compensation policies and practices applicable to officers and employees

•
Reviews and discusses with our management the Compensation Discussion and Analysis disclosure required to be included in the proxy statement for the Annual Meeting of Stockholders to be filed with the SEC and, based on such review and discussion, determines whether to recommend to the Board that the Compensation Discussion and Analysis disclosure be included in such filing

•
Oversees preparation of the Compensation Committee report required by SEC rules to be included in the proxy statement for the annual meeting of stockholders

All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under SEC rules and the New York Stock Exchange listing standards.

Compensation Consultant
The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2022 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated our equity compensation programs. Veritas has been retained for advice on 2023 executive compensation.
Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services to us other than those described above and advice to the Nominating/Corporate Governance Committee on marketplace trends in director compensation for the 2022 compensation program. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the six factors below with respect to Veritas and confirmed no conflict-of-interest existed:
•
The provision of other services to the Group by Veritas

•
The amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas

•
The policies and procedures of Veritas that are designed to prevent conflicts of interest

36   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

•
Any business or personal relationship between the consultants at Veritas with whom the Group works and any members of the Organization and Compensation Committee

•
Any of our stock owned by the Veritas consultants

•
Any business or personal relationship of Veritas or the Veritas consultants with any of the Group’s executive officers

For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” on page 47 in this Proxy Statement.
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FINANCE AND CAPITAL INVESTMENT COMMITTEE
Current Members:	Primary Responsibilities:
Terry P. Bayer, Chair Richard P. Magnuson Carol M. Pottenger Lester A. Snow Patricia K. Wagner Committee Meetings Held in 2021: 2
•
Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the monitoring and oversight of our financial resources, including its capital investment management and rate recovery, and resolution planning and processes

•
Assists the Board in reviewing our financial policies, strategies, and capital structure

•
Reviews and makes recommendations to the Board for approval, where authority to do so has been delegated by the Board, regarding:

•
long-term financial objectives and policies

•
financing requirements and financing plans

•
the annual dividend plan

•
oversight of the annual operating budgets

•
oversight of the annual capital investment plans, including periodic updates on the progress of the annual construction and capital investment programs

•
reports received from the employee benefit finance committee

•
other finance matters as appropriate

In addition, the Committee will discuss with management the policies and procedures concerning the major risk exposures, including exposures to infrastructure failure risk and credit risk, and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment process.
All members are independent as defined in the listing standards of the New York Stock Exchange.

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NOMINATING/CORPORATE GOVERNANCE COMMITTEE
Current Members:	Primary Responsibilities:
Richard P. Magnuson, Chair Shelly M. Esque Thomas M. Krummel, M.D. Yvonne A. Maldonado, M.D. Carol M. Pottenger Committee Meetings Held in 2021: 2
•
Oversees director succession planning and actively seeks diverse individuals qualified to become Board members

•
Evaluates the composition of the board annually to assess whether the skills, experience, characteristics, and other criteria established by the Board are currently represented on the Board as a whole and in individual directors, and to assess the criteria that may be needed in the future

•
Evaluates the performance of the individual directors and full Board annually

•
Oversees risks related to matters of corporate governance, including director independence and Board performance

•
Recommends to the Board the size, structure, composition, and functioning of the Board and its committees

•
Reviews the compensation of directors for service on the Board and its committees, and recommends changes to the Board as appropriate

•
Reviews the Corporate Governance Guidelines annually and recommends changes to the Board

•
Oversees the Company’s Code of Business Conduct and Ethics for Directors and compliance with the code

•
Provides oversight of and reviews the Company’s strategy, policies, practices, risks, and disclosures with respect to ESG matters, and makes recommendations to management as appropriate

•
Assists management in overseeing internal and external communications with employees, investors, and other stakeholders regarding the Company’s position on or approach to ESG matters

All members are independent as defined in the listing standards of the New York Stock Exchange.

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ENTERPRISE RISK MANAGEMENT, SAFETY, AND SECURITY COMMITTEE
Current Members:	Primary Responsibilities
Lester A. Snow, Chair Carol M. Pottenger, Vice Chair Gregory E. Aliff Shelly M. Esque Scott L. Morris Yvonne A. Maldonado, M.D. Committee Meetings Held in 2021: 3
•
Assists the Board in the oversight of our enterprise risk management, safety, and security programs, including those related to physical safety and security

•
Discusses with management our principal risks and the effectiveness of the processes used by management to both identify and analyze major risks, as well as the effectiveness of the programs to manage and mitigate risks

•
Reviews with management our risk assessments, the steps management has taken, or would consider taking, to minimize such risks or exposures and safeguard assets, and our underlying policies with respect to risk assessment, risk management, and asset protection

•
Discusses with management current and emerging applicable matters that may affect the business, operations, performance, or public image of the organization, or are otherwise pertinent to us and our stakeholders

•
Reviews our Emergency Preparedness program, including emergency response and coordination with authorities

•
Reviews our physical safety and security programs to ensure preventive detection and remedial controls and processes are in place

•
Oversees our other compliance programs for enterprise risk management, safety, and security, as well as our policies and procedures for monitoring compliance

•
Makes recommendations to the Board and to our senior management with respect to any of the above matters as the Committee deems necessary or appropriate

All members are independent as defined in the listing standards of the New York Stock Exchange.

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Board Role in Risk Oversight

Inherent in the Board’s responsibilities is an understanding of, and oversight over, the various risks facing the Company. The Board does not view risk in isolation, but includes risk as part of its regular consideration of business decisions and business strategy. To assist the Board in its risk oversight, the Board reviews the Company’s risks and the responsibilities of management and the Board committees regularly. The committees report to the entire Board on a regular basis and have overlapping directors, invite Chairs of other committees and other directors to attend meetings, and hold joint meetings as necessary.
Board of Directors

The Company believes that its Board leadership structure supports the risk oversight function of the Board. As effective risk oversight is an important priority of the Board, the Board has allocated responsibilities for risk oversight among the full Board and its committees.

Audit	Organization and Compensation	Finance and Capital Investment
Oversees risks related to financial reporting and internal controls, cybersecurity, and third-party suppliers.
Oversees risks related to human capital management and oversees periodic assessments of risks relating to our compensation plans and programs to see that these plans and programs do not encourage management to take unreasonable risks relating to our business.
Oversees risks within the capital investment programs including infrastructure failures and credit risk.
Nominating/Corporate Governance	Enterprise Risk Management, Safety, and Security

Oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters.

Oversees management’s development and execution of the Group’s enterprise risk management, safety, and security programs, including those related to physical safety and security and advises on the committee oversight function for key risks.

Executive Management
Management	Strategy Operating

The Company’s Management Committee (MC), chaired by the President & CEO, is comprised of Group and subsidiary executives, and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures as needed. The MC reports to the Audit Committee and Enterprise Risk Management, Safety, and Security Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee.

The Company’s Management Committee (SOC), chaired by the President & CEO, is comprised of senior officers and NEOs, and meets twice per month. Among other functions, the SOC assesses evolving market conditions and develops a long-term strategy to mitigate emerging risks and maximize future opportunities. Priorities for the SOC include, but are not limited to, workforce transformation (including succession planning, employee development, and recruitment), business development, political climate, operating model, affordability, resiliency, climate change, and sustainability, with an emphasis on water resource planning.

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The following is our Enterprise Risk Management and Risk Responsibility Matrix, which identifies our major corporate risks, board oversight, and lead officer and department currently responsible for risk mitigation. It also demonstrates our commitment to transparency and accountability for management of the key risks facing the company and effective risk management:
Board Oversight	Tier 1 Risk(1)	Lead Officer
Full Board	Affordability and Access Risk	VP, Rates and Regulatory Affairs
	Political Risk	VP, Customer Service & Chief Citizenship Officer
	Regulatory Risk	VP, Corporate Development
	Water Supply Risk	VP, Customer Service & Chief Citizenship Officer
	Climate Change Risk	VP, Customer Service & Chief Citizenship Officer
Enterprise Risk Management, Safety, and Security Committee (ESSC)(2)	Environmental Contamination Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer
	Safety and Security Risk	VP, IT & Chief Risk Officer
	Natural or Human-Caused Disaster Risk	VP, IT & Chief Risk Officer and VP, Operations
	Emergency Preparedness & Business Continuity Risk	VP, IT & Chief Risk Officer
	Water Quality Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer
Finance Committee	Infrastructure and Asset Failure Risk	VP, Engineering & Chief Water Quality & Environmental Compliance Officer
Organization/Compensation Committee	Talent Risk, including Diversity, Equality, and Inclusion	VP, Chief Human Resource Officer
Audit Committee	Cybersecurity Risk	VP, IT & Chief Risk Officer
	Third-Party Supplier Dependency Risk	VP, CFO & Treasurer

(1)
Each Tier 1 Risk topic is also led by designated officers of the Company across departments.

(2)
The Enterprise Risk Management, Safety, and Security Committee is responsible for the oversight of the emergency response management process, including emergency response management updates and annual reporting to the Board regarding compliance.

Board Oversight of Cybersecurity Risk
The Board and Audit Committee are responsible for overseeing information technology risks. The Board recognizes the importance of maintaining the trust and confidence of our customers, employees, and stockholders and the need to protect personal and proprietary data. To more effectively prevent, detect, and respond to information security threats, our Vice President of Information Technology & Chief Risk Officer, who reports directly to our President & CEO, leads a team who is responsible for managing our enterprise-wide information security strategy, policy, standards, architecture, and processes. The Board and Audit Committee receive regular reports from our Vice President of Information Technology & Chief Risk Officer no less than quarterly on information technology risks, including cybersecurity and data security risks, as well as the status of projects to strengthen the Company’s information security systems, assessments of the Company’s security program, and the emerging threat landscape.
Management of Cybersecurity Risk
We align with multiple standards and regulations for cybersecurity and data privacy, including the following:
•
National Institute of Standards and Technology (NIST) Cybersecurity Framework

•
The Sarbanes-Oxley Act

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•
NIST 800-171 and Cybersecurity Maturity Model Certification

•
Payment Card Industry Data Security Standard

•
California Consumer Privacy Act (CCPA)

•
Health Insurance Portability and Accountability Act

•
Defense Federal Acquisition Regulations Supplement (DFARS)

We regularly assess our adherence to these standards and maintain programs that meet these requirements. The Group has not experienced any material cybersecurity breaches in the last three years.
Our Information Technology (IT) team continues to support a variety of best practices that align with recognized frameworks and reflect our advanced approach to cybersecurity:
•
Regular testing: External audits annually test our controls and assess opportunities to mitigate deficiencies, and we continue to witness measurable improvements in testing by correcting any weakness detected in past assessments. A third party conducts an annual network penetration test on our corporate and supervisory control and data acquisition (SCADA) networks. In addition to reviewing known software vulnerabilities, the assessment includes tests to breach the network through various pathways, analyzes our security levels, and evaluates our Incident Response Plan. Our IT team also conducts a rehearsal for our Incident Response Plan multiple times per year and leverages support from the DHS, the FBI, and our contractors that offer critical defensive solutions.

•
Monitoring for risks: We engage a third party to manage our Security Operations Center (SOC) and monitor network traffic 24/7. Our SOC identifies and responds to cybersecurity issues in real time by assessing the level of threats and determining appropriate actions.

•
Security controls: We incorporate physical- and software-based preventive, detective, and corrective security controls, and our Security Incident Event Management tool monitors all security logs, includes detective controls, and identifies irregular activities. This software also records how often vulnerabilities are scanned and patched.

•
Defensive technology: Multiple technologies help protect our system through defensive solutions. Our intrusion prevention system is designed to block unwanted traffic in the network, our next-generation antivirus program provides additional defense, and our end point protection systemCrowdstrike targets suspicious activity on endpoint devices. We also leverage a data loss prevention security tool that inspects outgoing traffic and is designed to block sensitive data from being exposed.

•
Regular improvements: We regularly enhance our systems and integrate new information to upgrade our systems. We review and approve software and hardware acquisitions for security, and we have incorporated advanced controllers within our SCADA system. To support ongoing improvement, we engage the FBI, DHS, and Fusion Center for incident response support and collaborate to share critical information.

Our leaders also share knowledge to protect our infrastructure and learn from recent developments. Our Chief Risk Officer (CRO) serves on the Board of Directors for the San Francisco Bay Area Chapter of InfraGard, which is a collaboration between the FBI and members of the private sector that promotes the protection of U.S. critical infrastructure and enables the exchange of important information. Our Director of IT Security and Chief Information Security Officer (CISO) also actively participates on the Safety and Security Committee of the NAWC to collaborate with members of our industry and learn best practices.
Our employees represent the foundation of cybersecurity protection and are a key line of defense, and we strengthen their ability to target risks by proactively training active employees and contractors each year. We update our online security awareness training annually to review key policies and practices for security.
To further engage our workforce and inform employees of applicable security topics, we provide a monthly internal cybersecurity newsletter. Our monthly campaign on mock phishing emails reminds employees to refrain from clicking on fraudulent emails disguised as safe content. First-time offenders undergo additional training, repeat offenders must meet with their supervisors and the IT Security team, and additional offenses result in a negative performance log. Due to our preventive controls and training, we have observed year-over-year reductions in employees clicking on test phishing emails.
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Other Governance Best Practices

We adopted other practices we believe reflect our commitment to good corporate governance including:
Policies Prohibiting Hedging and Pledging
In accordance with our Insider Trading Policy, our directors and executives are prohibited from:
•
Hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and

•
Pledging their ownership of Group stock.

Executive Compensation Recovery (“Clawback”) Policy
Our Board has adopted an executive compensation recovery, or “clawback,” policy requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of our financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
Codes of Business Conduct
Board members are expected to adhere to the Code of Business Conduct and Ethics for Members of the Board of Directors, which outlines expectations for behavior and promotes a culture of honesty. Our Business Code of Conduct applies to all officers and employees of Group, highlights areas of ethical risk, provides guidance in recognizing and handling ethical issues, and describes established mechanisms for reporting unethical conduct. We require employees to receive annual ethics training as part of the Business Code of Conduct. Our Business Code of Conduct is available on our website at http:/www.calwatergroup.com.
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Director Compensation

The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2021, the Nominating/Corporate Governance Committee retained the services of Veritas for determining non-employee director compensation with Veritas’ recommendations based on competitive positioning, both in terms of individual compensation components and total compensation.
For fiscal year ended 2021, our non-employee directors received compensation comprised of both annual cash retainers for Board and committee chair services (with additional retainers for the Chairman of the Board and the Lead Director) and an annual equity award along with meeting fees for their service. In response to the coronavirus pandemic and its devastating effects on the communities we serve, all directors elected to take a temporary voluntary cash compensation (cash retainer and meeting attendance fees) reduction of 10% for fiscal year 2021, contributing the value of their reduction to the Cal Water Hardship Fund to assist our customers. In lieu of the value of their reduced cash compensation, a special equity grant with risk of forfeiture was issued to each director on January 4, 2021 in the form of a restricted stock award, vesting on the one-year anniversary of the grant.
Board Retainers:
Annual Base Retainer – All Directors	$65,500
Chairman of the Board Retainer	$60,000
Lead Director Retainer	$22,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$18,000
Organization and Compensation Committee Chair Retainer	$13,500
Nominating/Corporate Governance Committee Chair Retainer	$12,500
Finance and Risk Management Committee Chair Retainer	$10,000
Enterprise Risk Management, Safety, and Security Committee Chair Retainer	$11,000
Enterprise Risk Management, Safety, and Security Committee Vice Chair Retainer	$5,500
Board/Committee Meeting Attendance Fees:
Chairman of the Board – Board Attendance Fee	$4,600
All Other Directors – Board Attendance Fee	$2,300
Chairman of the Board – Committee Attendance Fee	$1,800
All Other Directors – Committee Attendance Fees	$1,800
Equity:
Annual RSA Equity Grants(1)	$87,500
Special Fiscal Year 2021 Equity Grant(1)	Varies

(1)
In 2021, non-employee directors received special one-time grants of restricted stock in lieu of the value of such director’s reduced cash compensation and annual grants of restricted stock valued at $87,500 as the Board retainer. The restricted stock grants were made on January 4, 2021 and March 2, 2021, respectively, and were fully vested on the first anniversary of the grant date.

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Directors may elect to defer cash compensation payable to them under the Group’s deferred compensation plan in the same manner as applicable to the Group’s executives as described below.
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards(2)(3) ($) (c)	Total ($) (h)
Peter C. Nelson, Chairman(1)	$180,910	$101,907	$282,817
Richard P. Magnuson, Lead Director	132,530	96,402	228,932
Gregory E. Aliff	117,320	95,119	212,439
Terry P. Bayer	110,300	94,157	204,457
Shelly M. Esque	91,400	92,233	183,633
Thomas M. Krummel, M.D.	108,600	93,943	202,543
Yvonne A. Maldonado, M.D.	64,672	58,891	123,563
Scott L. Morris	93,020	92,393	185,413
Carol M. Pottenger	99,590	93,141	192,731
Lester A. Snow	110,840	94,585	205,425
Patricia K. Wagner	95,000	92,233	187,233

(1)
Mr. Nelson’s retainer includes the Chairman of the Board retainer for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2021 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. On January 4, 2021, in lieu of the value of reduced cash compensation, non-employee directors received special one-time grants of restricted stock valued at $19,402 for Mr. Nelson, $13,897 for Mr. Magnuson, $12,614 for Mr. Aliff, $11,652 for Mr. Bayer, $9,728 for Ms. Esque, $11,438 for Dr. Krummel, $9,888 for Mr. Morris, $10,637 for Ms. Pottenger, $12,080 for Mr. Snow and $9,728 for Mr. Wagner. In addition, On March 2, 2021, non-employee directors received annual grants of restricted stock valued at $87,500 as the Board retainer. Assumptions used in the calculation of these amounts are included in footnote 12 of Group’s annual report on Form 10-K, filed with the Securities and Exchange Commission on February 24, 2022.

(3)
At the end of 2021, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 5,261; Gregory E. Aliff, 12,680; Terry P. Bayer, 14,607; Shelly M. Esque, 6,033; Thomas M. Krummel, M.D., 26,663; Richard P. Magnuson, 15,169; Yvonne A. Maldonado, M.D. 1,021; Scott L. Morris, 3,598; Carol M. Pottenger, 7,569; Lester A. Snow, 17,305; Patricia K. Wagner, 3,595.

46   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation
In this section, we describe our executive compensation philosophy and program that supports our strategic objectives and serves the long-term interests of our stockholders. We also discuss how our President & Chief Executive Officer, Chief Financial Officer, and other Named Executive Officers (collectively, our NEOs) were compensated in 2021 and describe how their compensation fits within our executive compensation philosophy. For fiscal 2021, our NEOs were:
Name	Title
Martin A. Kropelnicki	President & CEO
Thomas F. Smegal III	Vice President, Chief Financial Officer
Paul G. Townsley	Vice President, Corporate Development
Robert J. Kuta	Vice President, Engineering and Chief Water Quality and Environmental Compliance Officer
Lynne P. McGhee	Vice President, General Counsel
This section is divided into the below six sections:
1  2021 Compensation Overview
Our executive compensation programs are designed to attract, motivate, and retain key officers with the ultimate goal of generating strong operating results and creating long-term alignment with our stockholders and customers. We reward for excellent job performance, overall leadership, long-term results, and provide for fair, reasonable, and competitive total compensation.
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Our executive compensation programs are built upon the following framework:

•
Pay-for-performance by aligning officer compensation to pre-established, quantifiable performance goals

•
Use performance metrics that are understandable and are tied to key performance indicators; all of our officers have the ability to make an impact

•
Provide competitive pay to attract and retain highly qualified officers

•
Align management interests with the long-term interests of our customers and stockholders

•
Establish performance goals that are aligned with our organizational strategy

•
Maintain a one-team approach, meaning all eligible officers and department heads share the same performance targets and compensation plan

Our officer team’s 2021 performance demonstrates our commitment to delivering value to our stockholders and customers, with strong performance on both financial and non-financial measures. For 2021, our performance resulted in 134% achievement of target for the short-term incentive compensation plan and 159% achievement of target and payout for the long-term performance-based equity grant for performance period 2019-2021.
2  NEO Compensation Components and Pay Mix
Our officers’ total direct compensation is heavily weighted towards performance and appropriately balances officer focus on our short- and long-term priorities with annual and long-term rewards. Consistent with our compensation philosophy, our total compensation program was developed by taking into account competitive market data as well as a variety of additional factors, including individual experience, tenure, performance and leadership, Group performance, and internal equity among the officers.
2021 Total Direct Compensation

	Martin Kropelnicki	Thomas Smegal	Paul Townsley	Robert Kuta	Lynne McGhee
Base Salary	$901,872	$429,032	$378,245	$324,508	$311,531
Short-Term Incentive	1,206,000	172,136	151,795	130,248	125,022
Long-Term Incentive	988,683	198,496	192,777	186,897	185,400
Total Direct Compensation(1)	3,096,555	799,664	722,817	641,745	621,953

(1)
Represents base salary, earned annual performance-based short-term incentive compensation, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards.

Total Compensation Philosophy for Executives

Providing compensation that attracts, retains, and motivates talented officers is our committed goal. Our compensation programs reward excellent job performance, identify exceptional leadership, and represent fair, reasonable, and competitive total compensation that aligns officers’ interests with the long-term interests of our stockholders and customers.
The Committee believes a balance of fixed and variable compensation components with short-term and long-term compensation elements, maintains a strong link between the NEOs’ compensation and the overall Group’s performance while promoting the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of incentive compensation awarded as short-term cash-based and long-term equity-based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure the structure will not incentivize excessive risk-taking.
48   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

In addition, our executive compensation program considers the following factors:
•
The overall financial and operating performance of our company

•
Changes in market conditions, cost of living differences, and market trends

•
Each officer’s performance and contributions to the achievement of short-term and long-term financial goals and operational milestones

•
Each NEO’s job responsibilities, expertise, historical compensation, and years and level of experience

•
Our overall succession planning and the importance of retaining each NEO and each NEO’s potential to assume greater responsibilities in the future

•
Peer group benchmarking data and compensation analyses

We believe our executive compensation program is achieving the intended results. Our compensation programs continue to be competitive in the industry and have resulted in the attraction and retention of talented officers who contribute to the long-term success of the Group. Our compensation programs create a strong linkage between pay and performance through long-term equity and annual performance-based short-term incentive compensation without encouraging imprudent risk taking by our officers.
Elements of Compensation

The material elements of our officer compensation program for 2021 included:
•
Base Salary

•
Annual Short-Term Performance-Based Incentive Compensation

•
Performance and Time-Based Long-Term Equity Compensation

•
Basic and Supplemental Pension Plan Benefits

•
Employee funded Deferred Compensation Plan Benefits

•
Limited Perquisites

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group’s financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of officers. Therefore, the Committee’s decisions regarding overall compensation are determined largely by evaluation of factors that are within the officers’ control and its comparisons with companies in its peer group. As discussed below under “2021 Performance Goals and Performance”, the metrics used to determine our officers’ annual short-term performance-based incentive compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that align officer performance in a manner beneficial to both stockholders and customers, and do not encourage imprudent risk-taking.
Base Salary
The only guaranteed portion of executive total compensation is fixed base salaries commensurate with the performance of primary roles and responsibilities. The Committee reviews officer base salaries annually and determines whether or not to recommend adjustments to salaries based on performance and changing market conditions.
The Committee has and continues to target fixed base salaries for each officer that are appropriate for the performance, skills, capabilities, tenure, and individual contributions in his/her position. Consistent with established practice, the 2021 base salaries for our officers were compared to the base salaries for similar positions within the competitive data and California peers. Similarly, the total target cash compensation for our officers (taking into account annual short-term incentive compensation targets) was compared to the competitive market data for target total cash compensation.
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Each officer’s 2021 base salary was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.
In response to the pandemic and its devastating effects on the communities we serve, all executives elected to take a temporary voluntary pay reduction (averaging 10%) for fiscal year 2021. Executives, consistent with the Board of Directors, contributed the value of their pay reduction to the Cal Water Hardship Fund to assist our customers. In lieu of the value of their salary reduction, a special equity grant with risk of forfeiture was granted to each executive on January 4, 2021 in the form of a restricted stock award, vesting on the one-year anniversary of the date of grant.
2021 Salary Reduction
Name	2020 Base Salary	2021 Base Salary Before Temporary Voluntary Reduction	Percent Increase	2021 Base Salary After Temporary Voluntary Reduction	Percent Decrease
Martin A. Kropelnicki	$1,021,545	$1,021,545	0.0	$900,000	(12.0)
Thomas F. Smegal III	475,800	475,800	0.0	428,220	(10.0)
Paul G. Townsley	419,500	419,500	0.0	377,550	(10.0)
Robert J. Kuta	360,000	360,000	0.0	324,000	(10.0)
Lynne P. McGhee	345,500	345,500	0.0	310,950	(10.0)
For 2022, base salaries for NEOs were increased to reflect two years of cost-of-living increases and, in some cases, performance. This is intended to compensate NEOs for job performance and overall leadership while maintaining salaries within the “competitive range” of the market data. This market data is updated annually by our independent compensation consultant retained by the board.
2022 Salary Increase
Name	2021 Base Salary Before Temporary Voluntary Reduction	2022 Base Salary	Percent Increase From 2020/2021 Base Salary
Martin A. Kropelnicki	$1,021,545	$1,050,000	2.8
Thomas F. Smegal III	475,800	504,400	6.0
Paul G. Townsley	419,500	450,000	7.3
Robert J. Kuta	360,000	389,000	8.1
Lynne P. McGhee	345,500	366,300	6.0
Short-Term Performance Incentive Award Opportunity
For 2021, the short-term incentives (STI) target opportunity was unchanged from 2020.
President & CEO Target STI Payout: 100% of base salary Actual STI Payout Range: 0% to 200% of target,based on performance	All Other Officers Target STI Payout: 30% of base salary Actual STI Payout Range: 0% to 200% of target, based on performance
50   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Performance and Time-Based Equity Compensation
For 2021, the Organization & Compensation Committee did not change the target total value for the long-term equity (LTI) compensation awards from 2020.
President & CEO Target LTI Total Value: $920,000 • Performance-Based RSUs: 60% • Time-Based RSAs: 40%	Group’s Vice Presidents Target LTI Total Value: $160,000 • Performance-Based RSUs: 53% • Time-Based RSAs: 47%	All Other Executives Target LTI Total Value: $95,000 • Performance-Based RSUs: 53% • Time-Based RSAs: 47%
Performance-based RSUs have a three-year performance period, vesting 0% to 200% based on performance of each metric and time-based RSAs vest over three years.
3  Executive Compensation Governance and Process
Role of the Organization and Compensation Committee

We are committed to the highest standards of compensation governance. Comprised entirely of independent outside directors, the Organization and Compensation Committee (Committee) is responsible for overseeing our compensation programs for officers and officer succession.
The Committee recommends to the Board compensation levels and incentive performance objectives for officers for the 12-month period beginning January 1 of each year. These objectives align with stockholder and customer interests and support our long-term growth and health of the Company. To assist the Committee, our President & CEO provides an assessment of each officer’s performance and contribution towards the key corporate goals. Our President & CEO’s recommendations regarding direct compensation adjustments are provided to the Committee for each of our officers other than himself based on the competitive data and the other factors described below under “Total Compensation Factors.”
The Committee starts its planning and review process in February of each preceding year and generally concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of incentive compensation as certified, and approves the incentive compensation targets for the current year.
The following summary outlines the key features of our officer compensation program:
What We Do	What We Don’t Do

We pay for performance with compensation in the form of annual short-term performance-based incentives, as well as award more than half of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

We retain an independent compensation consultant who reports to the Organization and Compensation Committee.

We hold an annual “say-on-pay” advisory vote.

We require stock ownership with minimum holding requirements for all directors and officers to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers.

We cap individual payouts for short-term performance-based incentive and long-term equity incentive compensation plans.

We have an officer compensation recovery (“clawback”) policy requiring the reimbursement of excess incentive-based compensation, provided to the Group’s officers in the event of certain restatements of the Group’s financial statements.

No excessive perquisites; the Group provides officers with only limited perquisites consisting of a company vehicle with related excess liability insurance.

No tax gross-ups on perquisites or other personal benefits.

No employment agreements; other than participation in the Executive Severance Plan, none of our officers are party to individual employment or severance agreements.

No single-trigger change-in-control benefits; the Group’s Executive Severance Plan provides for change-in-control severance benefits upon a termination of employment following a change-in-control; the Group’s equity incentive plan does not require single-trigger vesting acceleration upon a change-in-control.

No hedging and pledging of Group stock; the Group’s directors and officers are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with the anti-hedging prohibition in our insider trading policy; directors and officers are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   51

Role of the Independent Executive Compensation Consultant and Total Compensation Factors

Each year the Committee reviews, assesses, and recommends to the full Board all compensation for our officers after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison).
Role of the Independent Executive Compensation Consultant
With respect to 2021 compensation decisions, the Committee engaged Veritas Executive Compensation Consultants (Veritas) as its independent executive compensation consultant.
Under the terms of its engagement, Veritas reports directly to the Committee; the Committee has sole authority to retain, terminate, and approve the fees paid to Veritas; and Veritas may not be engaged to provide any other services to us without the approval of the Committee. Other than its engagement by the Committee, Veritas does not perform any other services for the Group. The Committee believes having an independent evaluation of compensation is a beneficial tool for the Committee, the Group, and stockholders. The Committee retained Veritas for several purposes, including:
•
Constructing and reviewing competitive compensation comparisons from readily available published survey and public filings data

•
Performing a competitive assessment of the compensation programs and best practices for directors and officers

•
Reviewing our compensation plans, including base salary, short-term incentives, and long-term incentives, relative to the plans of our proxy peer group

The Committee annually assesses Veritas in light of various factors, including performance and those factors required by SEC rules and NYSE Listed Company Rules regarding compensation consultant independence. The Committee has affirmatively concluded that Veritas is independent from California Water Service Group and has no conflicts of interest relating to its engagement by the Committee.
Total Compensation Factors
The Committee reviewed a number of compensation recommendations, including those pertaining to the officers that were based on the competitive assessments provided by and through consultation with Veritas. The Committee’s recommendations to the Board were made, however, entirely by the Committee in its sole discretion.
In order to determine competitive compensation practices for 2021, the Committee relied, in part, on published survey compensation data, as well as proxy data for individual companies, compiled by Veritas. The individual companies are referred to in this proxy statement as the “Peer Group.” In partnership with the independent consultant, a robust process has been established to appropriately assess the relevance of different companies in the context of making competitive compensation comparisons. As with prior years, an established process was used to assess the proxy peer group composition and to establish the fiscal 2021 peers using the following factors:
Regulated Utilities	Companies that are generally highly regulated public gas, water, or multi-utility-based organizations
Similar Business Models	Companies that operate in similar arenas, requiring similar skills and experiences from their executive talent, and being subject to similar market forces
Size (Revenue Within 1/2x-2x Range)	Companies of a broadly relevant size as an indicator of complexity and scope for executive roles; companies that are of a reasonable size for making market comparisons
Other Factors	Additionally, a portion of the Peer Group is subject to unique California statutes similar to the Group
52   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

On November 17, 2021, the Committee approved the following proxy peer group:
Allete, Inc.	Northwest Natural Gas Company
American States Water Company	NorthWestern Corp.
Avista Corporation	Otter Tail Corporation
Black Hills Corp.	PNM Resources
Chesapeake Utilities Corp.	San Jose Water Group
Essential Utilities, Inc.	South Jersey Industries, Inc.
MGE Energy	Unitil Corporation
To properly advise the committee, Veritas utilized data from this proxy peer group to compile the competitive pay information, comparing each officer’s compensation to market levels for his/her executive position.
After consideration of the competitive data, in making compensation recommendations for the 2021 fiscal year for the officers, the Committee’s general objective was to set total compensation within a “competitive range” for each officer’s position based on the competitive data. The Committee considers the “competitive range” to mean that compensation levels are within plus or minus 20% of the median compensation levels, as determined by reference to the competitive data. Given reliable proxy data is only available for the CEO and CFO, general industry survey data is referenced using the same approach for the officers in other roles.
Actual compensation decisions for the officers were influenced by a variety of additional factors, including considerations of each individual’s experience, tenure, performance and leadership, Group’s performance, regional cost-of-living adjustments, internal equity among the officers, and the need to retain and motivate strategic talent.
In 2021, all executives elected to take a temporary voluntary pay reduction (averaging 10%) for fiscal year 2021. Executives, consistent with the Board of Directors, contributed the value of their pay reduction to the Cal Water Hardship Fund to assist our customers. In lieu of the value of their salary reduction, a special equity grant with risk of forfeiture was granted to each executive on January 4, 2021 in the form of a restricted stock award, vesting on the one-year anniversary of the date of grant.
Stockholder Engagement and Say-on-Pay

Our Board and management value the views of our stockholders and believe that maintaining an active dialogue with them is important to our commitment to long-term stockholder value. For fiscal year 2021, we received 93% of the votes cast on the Say-on-Pay advisory vote taken at the 2021 Annual Meeting of Stockholders. In light of the strong support received at our last Say-on-Pay vote, we did not make any changes to the executive compensation program in response to the 2021 Say-on-Pay vote.
The Committee recognizes that best practices in executive compensation continue to evolve, and we strongly believe in soliciting feedback from stockholders to better understand their perspectives, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest. Over the course of 2021, management engaged regularly with investors at conferences and other forums, and discussed several topics, including corporate strategy, executive compensation, and environmental, social, and governance issues.
Through stockholder feedback, we have observed the following:
•
Stockholders have shared favorable views of our executive leadership team, including each of the named executive officers, and the alignment between pay and performance.

•
Stockholders understand the drivers of the non-cash change in pension which can change significantly based on uncontrollable factors (such as the discount rate) represent a large non-cash portion of the reported total compensation for our CEO and did not see the reported amount as a risk factor that influenced their Say-on-Pay vote. Instead, stockholders tend to focus on changes in our CEO’s pay, excluding the actuarial change in pension value.

As illustrated in the table below, our Board has been responsive to stockholder feedback and over the past several years, we have made numerous changes to our governance and executive compensation programs, and our proxy statement based on feedback from our stockholders, as well as a review of market practices.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   53

Recent Governance and Executive Compensation Changes

Governance
•
Formed the Enterprise Risk Management, Safety, and Security Committee

•
Environmental, social responsibility, and sustainability items are now overseen by the Nominating/Corporate Governance Committee

•
Adopted four new policies: Environmental Sustainability; Diversity, Equality, and Inclusion; Political Engagement; and Human Rights

•
Published our first Environmental, Social, and Governance (ESG) report with disclosure aligned with Sustainability Accounting Standards Board (SASB) Water Utilities & Services Industry Standards, and referencing Global Reporting Initiate (GRI) standards

•
Included environmental leadership in the 2020 long-term incentive compensation program for the three-year performance period 2020—2022 and affordability and rate design in the 2021 long-term incentive compensation program for the three-year performance period 2021 — 2023

Compensation
•
Continued emphasis on allocating long-term incentive compensation to performance-based equity awards

•
Modified the performance criteria used for long-term and short-term incentive compensation programs

•
Revised the methodologies used to determine our Supplemental Executive Retirement Plan (SERP)’s actuarial assumptions and amended the plan, increasing the plan’s unreduced retirement age from 60 to 65

•
Conducted an independent, third-party review of:

•
Our President and CEO’s compensation program

•
Our executive short-term and long-term incentive compensation programs

•
Our proxy peer group

•
Updated our peer group to reflect industry changes

4  2021 Performance Goals and Performance
Pay-for-Performance

Our executive compensation program is designed to link officer compensation to our overall short-term and long-term performance (as measured by key operational and financial objectives incorporated in both long-term (LTI) and short-term (STI) performance-based compensation programs) as outlined below.
•
We utilize a short-term performance-based compensation program consisting of an annual performance-based short-term incentive that supports our long-term growth objectives of the Group.

•
More than half of long-term equity incentive compensation is in the form of restricted stock units (RSUs) subject to performance-based vesting criteria. The Group’s President & CEO is awarded 60% of long-term equity incentive compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 40% awarded in the form of time-based restricted stock awards (RSAs). The Group’s vice presidents are awarded 53% of long-term equity incentive compensation in the form of RSUs, subject to performance-based vesting criteria, with the remaining 47% awarded in the form of RSAs.

•
We use a three-year performance period for the long-term performance-based RSUs with vesting based upon achievement of annual performance targets related to customer affordability and rate design, shareholder value, and earnings per share.

2021 Corporate Goals, Objectives, and Achievements

Each year, our officers establish a number of corporate goals and objectives that promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals and individual officer performance.
Once the Committee assesses the business results for each long-term, goal as described below for 2021, the Committee then reviews and discusses the overall performance of each officer and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our officers (including the President & CEO).
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Group Operations: Achieve planned operating results as defined in the 2021 Corporate Goals and Objectives
•
Achieved record net income

•
Continued enhancement of the Group’s safety organization and programs, making safety a top priority

•
Activated our Drought Response Taskforce, initiated Drought Response Plans, and mobilized to accelerate critical water supply projects

•
Signed an agreement to purchase a wastewater system serving 1,800 customers on the island of Kauai

•
Texas Water became the majority owner of BVRT, a Texas-based utility development company owning and operating four wastewater utilities, serving over 2,500 connections in the growing communities in between Austin and San Antonio

•
ESG and Emergency Risk Management accomplishments:

•
Updated Enterprise Risk Management Model

•
Continued enhancement of the Group’s cybersecurity program

•
Published first framework-aligned ESG Report

•
Adopted four new ESG-related policies

•
Established an ESG governance framework

•
Developed a climate change strategy

•
Completed our Climate Change Risk Assessment & Adaptation Framework

•
Conducted a robust ESG goal-setting process

•
Named one of  “America’s Most Responsible Companies” by Newsweek magazine for 2022, ranking first among water utilities, 19th among energy and utility companies, and 180th overall among all companies nationwide

•
Increased spending with diverse vendors to 20.85% in California

Financial: Achieve budgeted earnings per share of $1.96, earn authorized return on equity on invested capital of 9.20%, and company-funded capital expenditures of $295 million
•
Achieved net income of  $101.1 million and diluted earnings per share of  $1.96 (each determined in accordance with GAAP)

•
Achieved the majority of our operational goals while keeping controllable costs within budget

•
Invested $293.2 million of capital in accordance with our infrastructure improvement program

•
Increased the Group’s 2022 annual dividend by eight cents, or 8.7%, which represents our 55th consecutive annual dividend increase

•
Raised net proceeds of  $195.9 million through an at-the-market equity program, better matching the Company’s capital needs with funding

•
Maintained the Group’s strong credit rating of A+ stable and AA− for first mortgage bonds and “exceptional” liquidity rating from Standard & Poor’s (one of the only North American utilities to do so)

•
Achieved consolidated Group earnings per share of  $1.96 in 2021, representing a return on equity (determined in accordance with GAAP) of 9.6% as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2021 as filed with the SEC

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   55

Regulatory: File the Cal Water 2021 General Rate Case (GRC), including its Infrastructure Improvement Plan
•
Secured more than $20 million in state relief funds for customers who accrued overdue balances during the pandemic

•
Cal Water filed its 2021 General Rate Case, including our Infrastructure Improvement Plan, on July 2, 2021 requesting water infrastructure investments of  $1.0 billion in accordance with the rate case plan for all regulated operating districts for the years 2022, 2023, and 2024

•
On May 3, 2021, Cal Water filed a required application with the CPUC to review its cost of capital for 2022 through 2024. Cal Water requested a return on equity of 10.35%, a cost of debt of 4.23%, and a 53.4% equity capital structure

•
Advice Letter 2387, filed with the CPUC in 2020, was approved on January 29, 2021 authorizing the recovery of  $96.1 million in costs associated with the Palos Verdes Peninsula Water Reliability Project

•
In November of 2021, Cal Water requested escalation rate increases for 2022 in 19 regulated districts that passed the earnings test, increasing annual adopted gross revenue by $21.7 million

Customer Service and Water Quality: Complete key strategic projects in the areas of customer service and water quality including:
•
Meet or exceed all customer service standards as set by the PUC

•
Meet or exceed all water quality standards in every state, every day, with no primary or secondary water quality violations in 2021

•
Meet or exceed all wastewater discharge standards in every system, every day, in 2021

•
Met all state and federal primary and secondary water quality standards in all water systems operated by Group during the pandemic

•
Met requirements of America’s Water Infrastructure Act (AWIA) of 2018, including submittal deadlines for risk and resilience assessments for priority 3 systems and emergency response plans for priority 2 and 3 systems

•
Exceeded nine CPUC standards that encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints (the nine CPUC customer service standards are found in the CPUC’s General Order 103-A)

•
Expanded customer service hours at our regional service to 7 a.m. to 7 p.m., and introduced service via on-line chat

•
Maintained an excellent environmental standards record throughout 2021

Employee Retention and Development: Implement key strategic projects in the area of employee retention and development
•
Continued to execute on our Leadership Development Strategy by developing and implementing new manager training program to supplement refreshed management training program

•
Maintained our Emergency Operations Center to enable communication and coordination on instituting new COVID-19 protocols across operations and offices in four U.S. states, including 22 California districts

•
Received our second Silver Stevie® Award, in recognition of the Most Valuable Corporate Response in the COVID-19 Response category by the American Business Awards® (ABA)

•
Named a “Top 100 Workplace” in the San Francisco Bay Area for the 10th consecutive year by the Bay Area News Group

•
Received recertification as a Great Place to Work® by the Great Place to Work® Institute for the sixth consecutive year

•
Graduated our first Future Leaders of Water (FLOW) class

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Performance-Based Short-Term Incentive (STI) Compensation
As strategic goals are long-term in nature, we maintain an annual performance-based short-term incentive compensation program for officers designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term incentive compensation is fully at risk with payout, dependent upon achievement of certain performance objectives over a one-year performance period.
The Committee considered a number of factors when establishing the 2021 short-term incentive performance metrics, including:
• Our long-term strategic plan • Historical performance • The regulatory environment in which we operate	• Feedback and analysis from our independent compensation consultant • Stockholder feedback • Management performance
The performance metrics are intended to foster and enhance cross-functional integration, customer relationships, continuous improvement, and team accountability while focusing on key corporate goals and initiatives. Targets for each of the performance metrics were designed to be challenging but achievable given strong management performance.
For 2021, the Committee granted the opportunity for our officers to receive short-term performance incentive (STI) awards as follows:
President & CEO Target STI Payout: 100% of base salary Actual STI Payout Range: 0% to 200% of target, based on performance	All Other Officers Target STI Payout: 30% of base salary Actual STI Payout Range: 0% to 200% of target, based on performance
Payment of the short-term performance incentive awards is typically made in March, following the Group’s receipt of audited financial statements and the subsequent certification of the Group’s performance by the Committee. See below for additional information regarding the performance goals and resulting payouts under the annual short-term incentive program for 2021.
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Water Quality Weight: 20%
This metric evaluates performance based on number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group’s subsidiaries in Washington, Hawaii, and New Mexico are regulated by their respective state health regulators and the EPA. We have continued to include all state operations in the performance metric for primary water quality. The secondary and procedural water quality metrics measure activity in the California subsidiary only, but in the future, secondary and procedural water quality metrics could include other states’ compliance.
•
A primary drinking water standard violation is related to public health, either acute or long-term

•
A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, which can generate customer complaints

•
A procedural violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary standard

We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary water standard violations, two or fewer secondary water standard violations, and no more than four procedural violations.

	Performance Level*	Primary Water Standards Violations (all states)	Secondary Water Standards Violations (California only)	Procedural Violations (California only)	Goal Achieved
	Maximum	0	0	0	200%
	Target	0	2 or fewer	Up to 4	100%
	Threshold	1 or fewer	4 or fewer	Up to 8	50%
	* An additional tier applies between the target and maximum level
Customer Service Weight: 20%
This metric measures against CPUC standards and three internal performance indicators for all California districts, Hawaii, New Mexico, and Washington, including key measurements for telephone responsiveness, service responsiveness, billing accuracy and timeliness, and general levels of customer complaints. CPUC customer service standards are found in the CPUC’s General Order 103-A.
The Customer Service metric is evaluated each quarter for 10 measurements in 20 California service areas, Hawaii, New Mexico, and Washington for an annual target of 863  –  848 and a maximum annual measurement of 920.

	Performance Level*	Criteria	Goal Achieved
	Maximum	99.1% of maximum annual metric	200%
	Target	92.1.% of maximum annual metric	100%
	Threshold	90.0% of maximum annual metric	50%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Utility Plant Investment Weight: 20%
The annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries, and is tied to regulatory approvals. For 2021, the annual Board-approved capital expenditure budget and target performance level was set at $295 million.

	Performance Level*	2021 (In Millions)	Goal Achieved
	Maximum	$315	200%
	Target	$295	100%
	Threshold	$265	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
Earnings Per Share (EPS) Weight: 20%
This metric measures the annual budget-to-actual performance of the Company. Specifically, this measure compares the actual diluted earnings per share to the forecasted diluted earnings per share for the calendar year. The forecasted diluted earnings per share is adopted during the budget process by the Board of Directors each year at its January meeting. By adhering to budgets, management is able to demonstrate to the Board, stockholders and customers that the Company is effective at managing controllable costs and has the ability to efficiently execute its business plan.

	Performance Level*	EPS Variance From Budget	Goal Achieved
	Maximum	Over 10%	200%
	Target	−2.5% to 2.5%	100%
	Threshold	−7.6% to −10%	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Emergency Preparedness and Safety Weight: 20%
This metric is measured annually and is comprised of five safety program components. These five components include Community Emergency Operations Center (EOC) training, full attendance at Cal Water mandated safety training for all employees (minimum of five training topics annually), Total Case Incident Rate (TCIR), which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies, the number of preventable vehicle accidents, and the number of unannounced site safety audit and immediate onsite reviews. The five safety components are weighted as follows:
•
Community EOC Training measure – 20%

•
Training attendance rate measure – 20%

•
TCIR measure – 20%

•
Preventable vehicle accident measure – 20%

•
Unannounced site safety audit and immediate onsite review – 20%

Focused on improving the management of these safety programs, our officers have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations.
Community EOC Training

	Performance Level*	Performance Target	Goal Achieved
	Maximum	Conduct 12 community EOC trainings	200%
	Target	Conduct eight community EOC trainings	100%
	Threshold	Conduct six community EOC trainings	50%
	* An additional tier applies between the target and maximum level. Training Attendance
	Performance Level*	Performance Target	Goal Achieved
	Maximum	100% of applicable employees	200%
	Target	85% of applicable employees	100%
	Threshold	70% of applicable employees	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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TCIR
Performance Level*	Performance Target	Numeric Equivalent	Goal Achieved
Maximum	25% improvement over 2021 target results	3.06	200%
Target	2020 achieved TCIR, excluding OSHA reportable COVID-19 incidents, plus up to eight OSHA reportable COVID-19 incidents in 2021	4.08	100%
Threshold	85% of 2021 target results	4.69	25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Preventable Vehicle Accident
Performance Level*	Performance Target	Numeric Equivalent	Goal Achieved
Maximum	20% improvement over 2020 achieved results	26	200%
Target	Maintain 2020 achieved results	34	100%
Threshold	85% of 2020 achieved results	40	25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level. Unannounced Site Safety Audit and Immediate Onsite Review
Performance Level*	Performance Target		Goal Achieved
Maximum	250 Audits		200%
Target	170 Audits		100%
Threshold	110 Audits		25%
* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Summary of 2021 Short-Term Performance Goal Achievements

Performance Metric	Minimum Threshold Performance	Target Performance	Maximum Performance	Achieved Results
Water Quality Weight: 20%	Up to one primary (all states), up to four secondary (California only), up to eight procedural violations (California only)	No primary (all states), up to two secondary (California only), up to four procedural violations (California only)	No primary (all states), no secondary (California only), no procedural violations (California only)	150% – No primary, no secondary, one procedural violation
Customer Service Weight: 20%	90.0% of the maximum annual metric	92.1% of the maximum annual metric	99.1% of the maximum annual metric	200% – Achieved 99.5% of the maximum annual metric
Utility Plant Weight: 20%	$265 million in company-funded capital expenditures	$295 million in company-funded capital expenditures	$315 million in company-funded capital expenditures	25% – $293.2 million in capital expenditures, of which $275 million was company-funded
Earnings Per Share (EPS) Weight: 20%	Negative 10% EPS variance from budget	+/- 2.5% EPS variance from budget	Positive10% EPS variance from budget	150% – Positive 6.5% EPS variance from budget
Safety Weight: 20%	• Conduct six community EOC trainings	• Conduct eight community EOC trainings	• Conduct 12 community EOC trainings	145% – Overall safety • 200% – Conducted 12 community EOC trainings
	• 70% of applicable employees trained	• 85% of applicable employees trained	• 100% of applicable employees trained	• 175% – 96% of applicable employees trained
	• 85% of 2021 target results	• 2020 achieved TCIR, excluding OSHA reportable COVID-19 incidents, plus up to eight OSHA reportable COVID-19 incidents in 2021	• 25% improvement over 2021 target results	• 150% – 4% improvement over 2020 TCIR results
	• 85% of 2020 achieved results	• Maintain 2020 achieved results for preventable vehicle accidents	• 20% improvement over 2020 achieved results	• 0% – achieved 65% of 2020 achieved results
	• 110 unannounced site safety audits and immediate onsite reviews	• 170 unannounced site safety audits and immediate onsite reviews	• 250 unannounced site safety audits and immediate onsite reviews	• 200% – 364 unannounced site safety audits and immediate onsite reviews
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(1)
Company-funded capital expenditures were $275 million. The Group’s 2021 achieved capital expenditures was $293.2 million as reported in item 7 of the Group’s Form 10-K for the year ended December 31, 2021 as filed with the SEC. Excluding developer-funded expenditures of  $18.2 million and including an increase in accounts payable accrual of $2.8 million for capital project spend, the Group spent $275 million on company-funded capital expenditures for the 2021 performance period.

The table below summarizes the total performance-based short-term incentive compensation earned by our officers for the fiscal year ended December 31, 2021.
Name	2021 Short-Term Incentive Award ($)(1)
Martin A. Kropelnicki	$1,206,000
Thomas F. Smegal	172,136
Paul G. Townsley	151,795
Robert J. Kuta	130,248
Lynne P. McGhee	125,022

(1)
The short-term incentive compensation is paid out annually following certification of the prior year’s results by the Committee.

2021 Long-Term Performance and Time-Based Equity Compensation

The purpose of our long-term equity incentive compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for officer recruiting and retention, to encourage long-term performance by our officers, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of incentive compensation and performance criteria, including assessment of risk management and risk mitigation.
As with target short-term incentive compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2021. The Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the officer team, the annual equity incentive awards granted to each of our officers should be based on the same objectives and methodology.
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Based on the methodology described above, for 2021, the Committee set the total value for the long-term incentive (LTI) equity compensation awards as follows:
President & CEO Target LTI Total Value: $920,000 • Performance-Based RSUs: 60% • Time-Based RSAs: 40%	Group’s Vice Presidents Target LTI Total Value: $160,000 • Performance-Based RSUs: 53% • Time-Based RSAs: 47%	All Other Executives Target LTI Total Value: $95,000 • Performance-Based RSUs: 53% • Time-Based RSAs: 47%
For the performance metrics applicable to the 2021 performance-based RSU award, the Committee will certify the level of achievement at the end of the three-year performance period. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the officer’s continued employment through such date.
The following section provides a more detailed look at each performance metric for the performance period 2021 – 2023, along with the maximum, target, and threshold levels for each and the benefits derived by our customers.
Return on Equity Weight: 40%
This metric measures return on equity (ROE) as shown in the public financial statements of California Water Service Group. It is defined as net income divided by average common stockholders’ equity for the three-year performance period. The final three-year achievement will be certified at the end of the three-year performance period. Stockholders expect the Company to earn its authorized return on equity for its regulated business. For this reason, the metric uses the authorized ROE as the target for 100% performance achievement. The rationale for tiers above and below the authorized ROE is to account for regulatory mechanisms and lag.

	Performance Level*	Annual Return on Common Stockholders’ Equity	Goal Achieved
	Maximum	Target plus 50 basis points	200%
	Target	California authorized ROE	100%
	Threshold	Target minus 200 basis points	20%
	* An additional tier applies between the target and maximum level.
Growth in Stockholders’ Equity Weight: 40%
This metric measures growth in stockholders’ equity by the accumulation of two factors over the performance period growth in total stockholders’ equity and actual dividends paid in the calendar year. These growth values can be objectively validated using the Company’s audited annual financial statements. The metric, in a stock-price neutral way, measures the growth in stockholders’ equity created by the Company over the performance period. Investors in water utilities are interested in value creation along with dividend growth.

	Performance Level*	Accumulation of Stockholder Value Over the Performance Period	Goal Achieved
	Maximum	$520 million	200%
	Target	$420 million	100%
	Threshold	$345 million	25%
	* Multiple tiers apply between the threshold and target level, and between the target and maximum level.
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Affordability and Rate Design Weight: 20%
The Company has been engaged in affordability efforts for over two decades. It is essential that the Company remain focused on affordability for economically disadvantaged customers, while also taking prudent steps to protect shareholders from increased financial risk associated with affordability. In particular, the loss of the Cal Water’s decoupling mechanism as a result of OIR 17-06-024, effective 2023, could pose increased business risk if not adequately mitigated. In its general rate case filing, to be filed with the Commission in July 2021, the Cal Water intends to pursue a program which seeks to rebalance three variables: affordability, conservation, and revenue stability. In particular, the Cal Water will propose a rate design to include a base amount of water at a significant discount (addressing affordability), increasing the rate steps for higher volume users (addressing conservation), increasing the portion of the monthly bill included in the fixed service charge, and implementing a Monterey-WRAM (addressing revenue stability). If adopted by the CPUC and executed properly, this new rate design should enable Cal Water to meet CPUC affordability goals for economically disadvantaged customers, increase its conservation signals to customers, and reduce volatility of revenues as compared to current rate design in a non-decoupled environment.

	Performance Level*	Performance Target	Goal Achieved
	Maximum	By 2023, implementation of rate design which increases the total percent of company-wide annual revenue requirement collected through a customer’s fixed monthly service charge, and reduces the typical Customer Assistance Program customer bill in 15 service areas as compared to the rate design approved in the 2018 rate case	200%
	Target	By 2023, implementation of rate design which increases the total percent of company-wide annual revenue requirement collected through a customer’s fixed monthly service charge, and reduces the typical Customer Assistance Program customer bill in five service areas as compared to the rate design approved in the 2018 rate case	100%
	Threshold	By 2023, implementation of rate design which increases the total percent of company-wide annual revenue requirement collected though a customer’s fixed monthly service charge	50%
	* An additional tier applies between the target and maximum level.
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2019 Long-Term Performance-Based Equity Compensation Achievement
(Performance Period 2019 — 2021)

In 2019, we granted performance-based equity in the form of RSUs to our officers for the three-year performance period ending on December 31, 2021. The component weighting is 40% for each of the two financial measures and 20% for the regional call centers implementation metric. The payouts are summarized below:
Performance Metric	Annual Threshold Performance	Annual Target Performance	Annual Maximum Performance
Return on Equity Weight: 40%	7.20% in 2019, 2020, and 2021	CPUC authorized ROE: 9.20% in 2019, 2020, and 2021	9.70% in 2019, 2020, and 2021
Growth in Stockholders’ Equity Weight: 40%	$225 million	$300 million	$400 million
Regional Call Centers Implementation Weight: 20%	Implementation of four regional call centers by year-end 2021	Implementation of four regional call centers by year-end 2021, introduction of online chat as a new service channel, and reduction of answering service expense by 25%	Implementation of four regional call centers by year-end 2021, introduction of online chat as a new service channel, extention of service hours from 8 am to 8 pm, and reduction of answering service expense by 75%
The table below summarizes the total performance-based equity compensation earned by our officers for the three-year performance period ended December 31, 2021.
Name	2019 Performance Stock Earned ($)(1)
Martin A. Kropelnicki	$519,521
Thomas F. Smegal	135,553
Paul G. Townsley	135,553
Robert J. Kuta	135,553
Lynne P. McGhee	135,553

(1)
The shares for the 2019 performance stock award, which is comprised of the years 2019, 2020, and 2021, were awarded following the end of the three-year performance period on March 4, 2022.

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2022 Long-Term Incentive Compensation

There was no increase to the target value of the performance-based equity compensation awards for 2022 under the annual long-term incentive program or to the short-term incentive-based compensation awards.
For the CEO, the equity awards vest over three years, with 64% subject to the achievement of long-term performance-based metrics and 36% subject to time-based vesting and continued employment. For all other officers, the equity awards vest over three years, with 55% subject to the achievement of long-term performance-based metrics and 45% subject to time-based vesting and continued employment.
On March 1, 2022, the following awards were granted for the 2022-2024 performance period:
•
President & CEO – 6,270 shares of RSAs and 11,109 RSUs

•
Group’s Vice Presidents – 1,278 shares of RSAs and 1,619 RSUs

•
Other officers – 767 shares of RSAs and 938 RSUs

All RSUs are subject to performance-based vesting.
The following charts illustrate target variable incentive pay as a percentage of compensation for 2022:
5  Other Compensation Programs
Basic and Supplemental Pension Plan Benefits (SERP)

In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our officers under the SERP. The SERP is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to officers under the Group’s tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our officers otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees. The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. The SERP is structured as such that benefits are paid to our officers on a “pay as you go” basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key officers while providing a competitive, total compensation program. The annual expenses of the pension and SERP have allowable costs recovered in rates through the regulatory process in California and other states. We believe that pension benefits are an important recruitment and retention tool for our employees and are consistent with practice among most of our peers.
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No pension benefits will be paid to any participant until after retirement. Any pension amounts listed in this Proxy Statement are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid. During 2020, the SERP was amended, increasing the plan’s unreduced retirement age from 60 to 65.
Deferred Compensation Plan

The Group maintains a deferred compensation plan for its directors, officers, and eligible employees. The plan is intended to promote retention by providing eligible employees, including the officers, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company or company-matching contributions.
401(k) Plan

All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including officers, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to 8% for a maximum company-matching contribution of 6% of employee’s eligible earnings.
Limited Perquisites and Other NEO Benefits

As part of the Group’s automobile policy, officers have the use of a company-owned vehicle, including excess liability insurance. The Committee believes the use of a company-owned vehicle allows our officers to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our officers is taxed as additional compensation in accordance with IRS regulations and paid for by the officers. The Group offers its officers a supplemental medical plan providing proactive health protection services, including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee’s general philosophy is not to provide perquisites and other personal benefits of substantial value to the officers.
6  Executive Compensation Policies and Practices
CEO Pay Overview

Martin A. Kropelnicki, our CEO since September 1, 2013, made significant contributions managing our 2021 performance. Based on our annual performance objectives for 2021, the Committee granted Mr. Kropelnicki an equity incentive award of $920,000 for 2021, consisting of  $368,000 in the form of time-based RSAs vesting over three years, and $552,000 in the form of performance-based RSUs with a three-year performance period. Mr. Kropelnicki also has the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives.
With a 2021 base salary of  $901,872 and $1,206,000 annual performance-based short-term incentive compensation (representing a payout of 134% of target and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki’s total direct compensation was $3,096,554 (comprised of salary, earned annual performance-based short-term incentive compensation bonus, grant date fair value of long-term performance-based restricted stock units, and grant date fair value of time-based restricted stock awards).
Mr. Kropelnicki is a participant in the tax-qualified defined benefit plan that covers all permanent employees as well as the non-qualified supplemental retirement benefit plan provided to our officers under the SERP. The primary difference between Mr. Kropelnicki’s total direct compensation and the amount reported in the 2021 Summary Compensation Table later in this Proxy Statement is the change in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent any cash payment to or from Mr. Kropelnicki.
Changes in pension value historically have been impacted significantly by external factors unrelated to Mr. Kropelnicki’s compensation, such as discount rate, age at retirement, changes in mortality tables, and vesting status. The discount
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rate, used to value the pension benefits used for financial statement reporting purposes, is itself driven in large part by the overall interest rate environment and can cause substantial volatility in the change in pension value. For example, over the last 10 years, Mr. Kropelnicki’s change in pension value has ranged from less than $100,000 (in 2013) to more than $10 million (in 2019) to $0 (in 2020).
No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. Changes in actuarial assumptions for the pension costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, Mr. Kropelnicki’s current age, years of service, and age at retirement.
Stock Ownership Requirements

Officers and members of our Board are required to own shares of Group’s stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and officers. Each non-employee director and officer must directly own Group stock having a market value equal to:
Title	Equity
President & CEO	3X annual base salary
Group Vice Presidents	1.5X annual base salary
Other Officers	1X annual base salary
Non-Employee Directors	5X annual base retainer
Officers must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For officers, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually. All non-employee directors and officers are in compliance with this requirement.
The following table summarizes which equity holdings are included in the stock ownership requirements.
What is Included	What is Not Included
Shares owned personally Holdings in our 401(k) plan Holdings acquired through our employee stock purchase program (ESPP)	Unvested equity awards, including RSAs and RSUs Vested, unexercised stock options
Transactions Involving Stock – Anti-hedging and No Pledging Policy

The Board adopted an insider trading policy in 2012, which prohibits our directors and officers from engaging in hedging transactions (such as swaps, puts and calls, collars, and similar financial instruments) that would eliminate or limit the risks and rewards of share ownership. In addition, our directors and officers may not at any time engage in any short selling, buy or sell options, puts or calls, whether exchange-traded or otherwise, or engage in any other transaction in derivative securities that reflects speculation about the price of our stock or that may place their financial interests ahead of the financial interests of the Group.
Executive Compensation Recovery – Our Clawback Policy

The Board also adopted an executive compensation recovery, or “clawback,” policy in 2012, which requires the reimbursement of excess incentive-based compensation provided to our officers in the event of certain restatements of the Group’s financial statements. The policy allows the Group to claw back incentive-based compensation from officers
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who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive-based compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement.
Tax and Section 162(m) Implications

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain “covered employees,” which term includes all of our named executive officers. While we consider the deductibility of awards as one factor in determining officer compensation, we also look at other factors in making decisions and we retain the flexibility to award compensation that we determine to be consistent with the goals of our officer compensation program even if the awards are not deductible by us for tax purposes.
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Summary Compensation Table
The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated officers of the Group for the fiscal years ended December 31, 2021, 2020, and 2019.
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($)(1) (e)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3) (h)	All Other Compensation ($)(4)(i)	Total ($) (j)	Total Excluding Change in Pension Value and Non-Qualified Deferred Compensation Earnings(5)
Martin A. Kropelnicki President & CEO	2021	$901,872	$988,682	1,206,000	$575,989	45,544	$3,718,087	$3,142,098
	2020	1,059,246	880,653	1,787,704	0	49,253	3,776,856	3,776,856
	2019	985,775	590,006	1,347,255	10,339,051	43,358	13,305,445	2,966,394
Thomas F. Smegal III Vice President, Chief Financial Officer	2021	$429,032	$198,497	172,136	$348,593	42,276	$1,190,534	$841,941
	2020	493,256	153,202	249,795	0	40,218	936,471	936,471
	2019	456,860	153,946	187,346	2,103,003	50,445	2,951,600	848,597
Paul G. Townsley Vice President, Corporate Development	2021	$378,245	$192,777	151,795	$745,224	40,350	$1,508,391	$763,167
	2020	434,981	153,202	220,238	295,871	37,096	1,141,388	845,517
	2019	404,425	153,946	165,848	974,213	37,997	1,736,429	762,216
Robert J. Kuta Vice President, Engineering	2021	$324,508	$186,898	130,248	$446,476	47,709	$1,135,840	$689,363
	2020	373,276	153,202	189,000	53,125	41,425	810,028	756,903
	2019	346,934	153,946	142,301	774,941	46,208	1,464,331	689,390
Lynne P. McGhee Vice President, General Counsel	2021	$311,531	$185,402	125,022	$338,697	23,604	$984,256	$645,559
	2020	357,598	153,202	181,388	0	26,126	718,314	718,314
	2019	319,036	153,946	130,835	1,510,569	28,625	2,143,011	632,442

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 13 of Group’s annual report on Form 10-K, filed with the SEC on February 25, 2021.

For time-based restricted RSAs and performance-based RSUs, the grant date fair value was determined using the closing share price of the Company’s common stock on the date of grant. The RSUs reported were calculated assuming 100% achievement of target of the respective pre-established performance metrics. The amounts reported are as follows:
	RSA Grant Date Fair Value	RSU Grant Date Fair Value at Target Achievement	RSU Grant Date Fair Value at Maximum Achievement
Mr. Kropelnicki	$468,400	$520,282	$1,040,564
Mr. Smegal	$118,366	$80,131	$160,262
Mr. Townsley	$112,646	$80,131	$160,262
Mr. Kuta	$106,767	$80,131	$160,262
Ms. McGhee	$105,271	$80,131	$160,262

(2)
Amounts in this column reflect the amount paid to each officer pursuant to the performance-based short-term incentive compensation program for the applicable year.

(3)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual cash compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate and other assumptions, changes in compensation, years of service, and vesting. Other than assuming retirement at the unreduced retirement age, all assumptions are consistent with those used in the Group’s financial statements and include amounts which the officers may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the “CEO Pay Overview,” “Basic and Supplemental Pension Plan Benefits,” and “Pension Benefits for Fiscal Year Ended 2021” sections of this Proxy Statement. Earnings on the non-qualified deferred compensation plan are noted on the Non-qualified Deferred Compensation Table for those officers participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
All other compensation for 2021 is comprised of 401(k) matching contributions made by the Group on behalf of the officer, the personal use of company-provided vehicles and associated insurance, supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by the Group on behalf of the named executives was $17,400 for all five listed executives. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $8,705; Mr. Smegal, $5,436; Mr. Townsley, $3,510; and Mr. Kuta, $10,869. The recorded cost for the supplemental medical plan was $18,240 for all named executive officers, except Ms. McGhee who was $6,204.

(5)
To show how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total” column.

CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   71

Grants of Plan-Based Awards for Fiscal Year Ended 2021
The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2021, to each of our NEOs.
		Estimated Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock and Options Awards ($) (l)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Martin A. Kropelnicki(3)	1/4/2021							2,274	$121,545
		$324,00	$900,000	$1,800,000
	3/2/2021							6,428	$346,855
	3/2/2021				2,670	9,642	19,284		$520,282
Thomas F. Smegal III(3)	1/4/2021							891	47,624
		46,246	128,460	256,920
	3/2/2021							1,311	70,742
	3/2/2021				416	1,485	2,970		80,131
Paul G. Townsley(3)	1/4/2021							784	41,905
		40,781	113,280	226,560
	3/2/2021							1,311	70,742
	3/2/2021				416	1,485	2,970		80,131
Robert J. Kuta(3)	1/4/2021							674	36,025
		34,922	97,200	194,400
	3/2/2021							1,311	70,742
	3/2/2021				416	1,485	2,970		80,131
Lynne P. McGhee(3)	1/4/2021							646	34,529
		33,588	93,300	186,600
	3/2/2021							1,311	70,742
	3/2/2021				416	1,485	2,970		80,131

(1)
The threshold, target, and maximum values reported are for the performance-based short-term incentive compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2021-2023 performance period.

(3)
The RSAs granted to the officers on January 4, 2021, vest 100% on January 4, 2022, and the RSAs granted to the officers on March 2, 2021, vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The performance-based RSUs reported reflect the grant date fair value of the 2021 portion of the award as performance goals are set for each year of the performance period.

72   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Outstanding Equity Awards at Fiscal Year Ended 2021
	Stock Awards		Equity Incentive Plan Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Martin A. Kropelnicki	466(2)	$33,487	5,584(2)	$401,266
	2,857(3)	205,304	10,278(3)	738,577
	2,274(4)	163,410	—	—
	6,428(5)	461,916	9,642(5)	692,874
Thomas F. Smegal III	122(2)	8,767	1,457(2)	104,700
	5833)	41,894	1,583(3)	113,754
	891(4)	64,027	—	—
	1,311(5)	94,208	1,485(5)	106,712
Paul G. Townsley	122(2)	8,767	1,457(2)	104,700
	583(3)	41,894	1,583(3)	113,754
	784(4)	56,338	—	—
	1,311(5)	94,208	1,485(5)	106,712
Robert J. Kuta	122(2)	8,767	1,457(2)	104,700
	583(3)	41,894	1,583(3)	113,754
	674(4)	48,434	—	—
	1,311(5)	94,208	1,485(5)	106,712
Lynne P. McGhee	122(2)	8,767	1,457(2)	104,700
	583(3)	41,894	1,583(3)	113,754
	646(4)	46,422	—	—
	1,311(5)	94,208	1,485(5)	106,712

(1)
The market value of the stock awards represents the product of the closing price for the Group’s common stock on the New York Stock Exchange as of December 31, 2021, which was $71.86, and the number of shares underlying each such award.

(2)
Awards were granted on March 5, 2019, with 33.3% vesting on March 5, 2020, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2019, 2020, and 2021 and vest on March 5, 2022.

(3)
Awards were granted on March 3, 2020, with 33.3% vesting on March 3, 2021, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2020, 2021, and 2022 and vest on March 3, 2023.

(4)
Awards were granted on January 4, 2021, with 100% vesting on January 4, 2022.

(5)
Awards were granted on March 2, 2021, with 33.3% vesting on March 2, 2022, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2021, 2022, and 2023 and vest on March 2, 2024.

Option Exercises and Stock Vested for Fiscal Year Ended 2021
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Martin A. Kropelnicki	—	—	17,416	$951,727
Thomas F. Smegal III	—	—	4,316	235,296
Paul G. Townsley	—	—	4,316	235,296
Robert J. Kuta	—	—	4,316	235,296
Lynne P. McGhee	—	—	4,316	235,296
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   73

Pension Benefits for Fiscal Year Ended 2021
The table below shows the present value of accumulated benefits payable to each NEO, including the number of years of service credited to each officer under the California Water Service Pension Plan (“Pension Plan”) and the SERP, each of which is described elsewhere in this Proxy Statement.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)
Martin A. Kropelnicki(3)	California Water Service Pension Plan	15.80	$1,466,379
	Supplemental Executive Retirement Plan	15.00	21,251,223
Thomas F. Smegal III(3)	California Water Service Pension Plan	24.67	1,940,206
	Supplemental Executive Retirement Plan	15.00	4,311,080
Paul G. Townsley	California Water Service Pension Plan	8.83	836,633
	Supplemental Executive Retirement Plan	8.83	3,303,231
Robert J. Kuta	California Water Service Pension Plan	6.71	689,323
	Supplemental Executive Retirement Plan	6.71	1,586,425
Lynne P. McGhee(3)	California Water Service Pension Plan	18.56	1,682,675
	Supplemental Executive Retirement Plan	15.00	3,245,775

(1)
Assumptions used in the calculation of the present value are included in footnote 12 of Group’s annual report on Form 10-K, filed with the SEC on February 24, 2022.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested. Pension values may fluctuate significantly from year-to-year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting.

(3)
The maximum number of years of credited service under the SERP is 15 years. Mr. Kropelnicki, Mr. Smegal, and Ms. McGhee have attained the maximum of 15 years of credited service.

The benefits under the SERP are obtained by applying similar benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible officers are vested after five years of service as an officer and are eligible for the full benefit after 15 years of service and at age 65. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit of their monthly SERP benefit upon early retirement between the ages of 55 and 65, and further adjusted if service credited is less than 15 years. Under the Pension Plan, all eligible employees, including officers, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to officers on a “pay as you go” basis. None of our officers received any payments under the Pension Plan or SERP during 2021.
The combined maximum benefit payout under the SERP and Pension Plan achievable by an officer is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement, or three highest consecutive years, whichever is higher, excluding any equity compensation. For additional description of the SERP and Pension Plan, see “Basic and Supplemental Pension Plan Benefits (SERP)” on page 67 in this Proxy Statement.
74   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Non-Qualified Deferred Compensation for Fiscal Year Ended 2021
Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)
Martin A. Kropelnicki	$150,600	$602,498	$—	$3,260,314
Thomas F. Smegal III	—	—	—	—
Paul G. Townsley	55,000	44,490	—	491,118
Robert J. Kuta	—	1,480	—	16,178
Lynne P. McGhee	—	6,187	—	36,716

(1)
All of the amounts reported under “Executive Contributions in Last FY” are included in the Summary Compensation Table for 2021. None of the amounts reported under “Aggregate Earnings in Last FY” are included in the Summary Compensation Table for 2021.

(2)
The amounts reported under “Aggregate Balance at Last FY” that are included in the Summary Compensation Table in years prior to 2021 are as follows: Mr. Kropelnicki, $1,578,911; Mr. Townsley, $304,037; Mr. Kuta, $11,282, Ms. McGhee, $12,500.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group’s officers and eligible employees to defer up to 50% of their base salary. In addition, officers can defer up to 100% of their short-term incentive compensation. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan’s investment options are similar, but not identical, to the Group’s tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group, either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.
Severance Arrangements

None of our officers are party to an individual employment agreement. Additionally, our officers are not provided with single-trigger change-in-control benefits.
Consistent with the Group’s compensation philosophy, the Committee believes the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change-in-control severance benefits to our officers under the Group’s Executive Severance Plan to reduce any reluctance of our officers to pursue or support potential change-in-control transactions that would be beneficial to our stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of our officers without distraction in the face of a potential change-in-control transaction. The Group’s Executive Severance Plan is described in further detail below.
Executive Severance Plan

The Group adopted the Executive Severance Plan on December 16, 1998. The Executive Severance Plan provides that if within 24 months following a change-in-control of the Group, the officer’s employment is terminated by the Group for any reason other than good cause or by the officer for good reason, the Group will make a cash payment to the officer in an amount equal to three times the officer’s base salary on the date of the change-in-control or on the date the officer’s employment terminates, whichever is greater. The payments would be paid in three equal annual installments, commencing on the first of the month following the month in which the officer’s employment terminated, and payable thereafter on the anniversary of the initial payment date. Each officer will also receive a gross-up payment if the officer is required to pay an excise tax under section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.
Each officer’s entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   75

For purposes of the Executive Severance Plan, the term “change-in-control” means the occurrence of  (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group, wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group, if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.
For purposes of the Executive Severance Plan, “good cause” exists if   (i) the applicable officer engages in acts or omissions that result in substantial harm to the business or property of the Group, and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable officer is convicted of a criminal violation involving fraud or dishonesty.
For purposes of the Executive Severance Plan, “good reason” exists if, without the applicable officer’s consent, (i) there is a significant change in the nature or the scope of the applicable officer’s authority, or in his or her overall working environment; (ii) the applicable officer is assigned duties materially inconsistent with his or her present duties, responsibilities, and status; (iii) there is a reduction in the applicable officer’s rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable officer is required to perform services. Had a change-in-control occurred during fiscal year 2021 and had their employment been terminated on December 31, 2021, either without good cause or by the officer for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.
In addition to the Executive Severance Plan, each officer is covered by the Group’s general severance policy. Under the severance policy, each non-union employee of the Group whose employment is terminated without cause is entitled to severance pay of either one week’s pay after completing two years of service or two weeks’ pay after completing five or more years of service, provided at least two weeks’ notice is given. In addition, all officers are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination.
Each officer’s entitlement to the severance payment is conditional upon execution of a release agreement. Additionally, the officer forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.
Potential Payments Upon Termination or Change-in-Control

The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment or a change-in-control and termination of employment had occurred on December 31, 2021, given the officer’s compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the officers would also be entitled to the benefits as described in the table of Pension Benefits for Fiscal Year 2021 and the amount shown in the column labeled “Aggregate Balance at Last FY” of the table of Non-qualified Deferred Compensation for Fiscal Year 2021 above.
Name	Change-in-Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change-in-Control Severance Amount ($)
Martin A. Kropelnicki	$2,700,000	$138,462
Thomas F. Smegal III	1,284,600	65,877
Paul G. Townsley	1,132,650	58,085
Robert J. Kuta	972,000	43,615
Lynne P. McGhee	932,850	47,838
76   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

2021 CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate. In calculating this ratio, SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Our reported pay ratio may not be comparable to that reported by other companies due to differences in industries, scope of operations, business models and scale, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their respective pay ratios.
The pay ratio reported below is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, and the methodology as described. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,183 employees in the median compensation pool. We used actual salary and compensation paid in 2021, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee’s total compensation in accordance with SEC rules to determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our employee population as of December 31, 2021 based on our payroll records.
The 2021 annual total compensation of the median compensated of all our employees who were employed on December 31, 2021, other than our President & CEO, was $140,847 inclusive of  $32,922 of estimated non-cash present value pension changes. Mr. Kropelnicki’s 2021 annual total compensation was $3,718,087, of which $575,989 was the estimated change in present value of pension benefits. The ratio of these amounts was 1-to-26. Actual pension benefits earned are contingent upon a number of factors, including years of service, age at retirement, expected life mortality tables, interest rates, and service-level vesting requirements. Excluding the estimated change in present value of the actuarially projected pension benefits for both Mr. Kropelnicki and our median compensated employee, 2021 annual compensation was  $3,142,098 and $107,925, respectively, resulting in a pay ratio of 1-to-29.
Measurement	Under SEC Rules	Excluding Change in Present Value of Pension Benefits
CEO Compensation	$3,718,087	$3,142,098
Median Employee Compensation	$140,847	$107,925
Ratio	1:26	1:29
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   77

REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee of the Group’s Board of Directors has submitted the following report for inclusion in this Proxy Statement:
The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group’s annual report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.
The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:
ORGANIZATION AND COMPENSATION COMMITTEE
Thomas M. Krummel, M.D., Committee Chair
Terry P. Bayer
Scott L. Morris
Lester A. Snow
ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors were members of the Organization and Compensation Committee during the 2021 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Scott L. Morris, and Lester A. Snow. No member of the Organization and Compensation Committee was an officer or employee of the Group or any of its subsidiaries during 2021, nor was any such member previously an officer of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under “Procedures for Approval of Related Person Transactions”, included elsewhere in this Proxy Statement.
None of the officers of the Group have served on the Board of Directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Organization and Compensation Committee of the Group.
PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

It is our policy that all employees and Directors must avoid any activity that is in conflict with, or has the appearance of conflicting with, the Group’s business interests. This policy is included in the Code of Business Conduct and Ethics for Directors and the Business Code of Conduct for Employees. Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board’s Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of  “related person transactions” involving the Group or its subsidiaries and related persons, as defined in SEC rules. Under SEC rules, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group since the beginning of the previous fiscal year. Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and officer completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.
Since the beginning of 2021, there were no related person transactions under the relevant standards.
78   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
We are asking our stockholders to approve, on a non-binding, advisory basis, under Section 14A of the Exchange Act, the compensation of our NEOs as disclosed in this proxy statement. We have held a similar stockholder vote every year since 2014.
As described in the CD&A, our executive compensation program is designed with an emphasis on performance and is intended to closely align the interests of our NEOs with the interests of our stockholders and customers. We regularly review our executive compensation program with the goal that compensation is closely tied to aspects of our company’s performance that our NEOs can impact and that are likely to have an impact on stockholder value.
Our compensation program is also designed to balance long-term performance with shorter-term performance and to mitigate any risk that an officer would be incentivized to pursue good results with respect to a single performance measure, company segment, or area of responsibility to the detriment of our company as a whole.
In the CD&A, we also discuss why we believe the compensation of our NEOs for fiscal 2021 was appropriately aligned with our company’s performance during fiscal 2021. The CD&A also describes feedback we received regarding our executive compensation program during our stockholder outreach efforts, and is intended to provide additional clarity and transparency regarding the rationale for, and philosophy behind, our executive compensation program and practices. We urge you to carefully read the CD&A, the compensation tables, and the related narrative discussion in this proxy statement when deciding how to vote on this proposal.
The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the Board believe the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving the Group’s goals and the compensation of the Group’s named executive officers reported in this Proxy Statement has supported and contributed to the Group’s success. Accordingly, the Group asks stockholders to vote “FOR” the following resolution at the 2022 Annual Meeting:
“RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group’s named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”
This advisory resolution, commonly referred to as a “Say-on-Pay” resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group’s executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2017 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the advisory vote to approve 2022 executive compensation will be held at the 2023 Annual Meeting.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   79

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group’s website at http://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and three of the Audit Committee’s four members meet the requirements of an Audit Committee financial expert. During 2021, the Audit Committee met four times.
The Group’s management has primary responsibility for preparing the Group’s financial statements and the overall reporting process, including the Group’s system of internal controls. Deloitte & Touche LLP, the Group’s independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group’s financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP also determined that the Group maintained, in all material respects, effective internal control over financial reporting as of December 31, 2021.
In connection with the December 31, 2021 financial statements, the Audit Committee:
(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board and the Securities and Exchange Commission;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm’s independence, and considered whether the firm’s provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP’s independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group’s internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group’s internal controls and overall quality of the Group’s financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group’s President & CEO, the CFO, the Controller, and the General Counsel to discuss the same matters.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
Gregory E. Aliff, Committee Chair
Terry P. Bayer
Richard P. Magnuson
Patricia K. Wagner
80   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group’s independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP’s lead engagement partner when rotation is required.
Deloitte & Touche LLP has served as the Group’s independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm’s past performance, and an assessment of the firm’s qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm for the year ending December 31, 2022. The Committee’s selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.
The following table summarizes the audit fees billed and expected to be billed by Deloitte & Touche LLP, the Group’s independent registered public accounting firm, for the indicated fiscal years and the fees billed by Deloitte & Touche LLP for all other services rendered during the indicated fiscal years.
Category of Services	2020	2021
Audit Fees(1)	$1,845,126	$1,810,744
Audit-Related Fees(2)	121,835	90,708
Tax Fees	0	0
All Other Fees	0	0
Total	$1,966,961	$1,901,452

(1)
Audit fees relate to audits of the Group’s annual financial statements, quarterly reviews of the Group’s interim financial statements and the audit of the effectiveness of internal control over financial reporting.

(2)
Audit-related fees related to comfort letter fees associated with Group’s at-the-market equity program.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next regularly scheduled meeting. All of the fees reported in the table above were pre-approved in accordance with these procedures.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   81

PROPOSAL 3 — RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group’s books, records, and accounts for the year ending December 31, 2022. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group’s independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote “FOR” the adoption of this proposal. Representatives of Deloitte & Touche LLP are expected to be present at the meeting to answer appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
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PROPOSAL 4 — APPROVAL OF AMENDMENT TO THE GROUP’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
We are asking stockholders to approve an amendment to the Group’s Certificate of Incorporation to increase the authorized number of common shares, par value $0.01 per share (the “Common Stock”), from 68,000,000 to 136,000,000(1) shares (the “Proposed Certificate Amendment”). Specifically, the Proposed Certificate Amendment, which our Board of Directors has approved and declared advisable, would amend Article FOURTH as follows:
“FOURTH: The aggregate number of shares of all classes of stock which the corporation shall have authority to issue shall be ~~68,241,000~~136,241,000, of which ~~68,000,000~~136,000,000 shares shall be common shares, par value $0.01 per share, and 241,000 shares shall be preferred shares. The par value of the preferred shares shall be $0.01 per share.
The preferred shares may be issued from time to time in one or more series as noted above, the number of shares constituting each such series to be determined by the board of directors of the corporation pursuant to the authority contained in this certificate. The preferred shares may, at the election of the board of directors, be issued in fractional shares if required in connection with any stock split or otherwise. All of said ~~68,000,000~~136,000,000 common shares shall be of one and the same series, namely common shares with par value of  $0.01 per share.”
Under the Proposed Certificate Amendment, the authorized number of shares of preferred stock, of which none are currently outstanding, would remain unchanged.
Purposes of the Proposed Amendment

As of March 29, 2022, the Record Date, our Common Stock share utilization was as follows:
Number of Shares of Common Stock
Authorized for issuance	68,000,000
Issued and outstanding	53,768,871
Reserved for issuance
• Outstanding equity awards under our equity incentive plans	1,472,500
• Available for future grants under our equity incentive plans	459.943
• Outstanding under our Employee Stock Purchase Plan	122,132
• Available for future issuance under our Employee Stock Purchase Plan	1,377,868
Total share usage (issued and outstanding + reserved for issuance)	55,606,682
Total share usage as a percentage of authorized	81.77%
As a result, only approximately 12,448,714 shares of our Common Stock (or 18.31% of the total authorized) remain available for future issuance.
Our Board of Directors believes that the availability of additional authorized shares of Common Stock is needed to provide us with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board of Directors may determine to be desirable. This includes, but is not limited to, using Common Stock as consideration for acquisitions, mergers, business combinations or other corporate transactions, raising equity capital, including any future at-the-market equity programs, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans and implementing stock splits or stock dividends. Unless our stockholders approve the Proposed Certificate Amendment, we may not have sufficient unissued and unreserved authorized shares to engage in similar transactions in the future.
Having additional authorized Common Stock available for future use will allow us to issue additional shares of Common Stock without the expense and delay of arranging a special meeting of stockholders. We may seek a further increase in authorized shares from time to time in the future as considered appropriate by our Board of Directors.
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Effect of Increasing the Number of Shares of Authorized Common Stock

The Proposed Certificate Amendment would not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect. However, the issuance of additional shares of Common Stock authorized by the Proposed Certificate Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of our Common Stock, none of whom have preemptive rights under the Certificate of Incorporation to subscribe for additional securities that we may issue.
The Proposed Certificate Amendment has been prompted by business and financial considerations. The Board of Directors currently is not aware of any attempt by a third-party to accumulate shares of Common Stock or take control of the Group by means of a merger, tender offer or solicitation in opposition to management or the Board of Directors. Moreover, we currently have no plans to issue newly authorized shares of Common Stock to discourage third parties from attempting to take over the Group. However, the Proposed Certificate Amendment could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Group by providing the Group the capability to engage in actions that would be dilutive to a potential acquiror, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Group. Thus, while we currently have no intent to use the additional authorized shares as an anti-takeover device, the Proposed Certificate Amendment may have the effect of discouraging future unsolicited takeover attempts.
Once the Proposed Certificate Amendment is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of Common Stock unless required by law or New York Stock Exchange rules. Each of the newly authorized shares of Common Stock will have the same rights and privileges as currently authorized shares of Common Stock. Adoption of the Proposed Certificate Amendment will not affect the rights of the holders of currently outstanding Common Stock, nor will it change the par value of the Common Stock.
A complete copy of the Group’s current Certificate of Incorporation is available as an exhibit to our 2021 Annual Report on Form 10-K (available here).
Effectiveness and Vote Required
The Proposed Certificate Amendment is binding. If the Proposed Certificate Amendment is approved, it will become effective upon filing of the Certificate Amendment to our Certificate of Incorporation with the Secretary of State for the State of Delaware.
The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve this proposal. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.
Recommendation of the Board
Our Board of Directors unanimously recommends that you vote “FOR” this proposal.
OTHER INFORMATION

Stock Ownership of Management and Certain Beneficial Owners
Non-Employee Director and Executive Stock Ownership Guidelines

The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the “Compensation Discussion and Analysis” section of this Proxy Statement.
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The following table shows the common stock ownership of our directors and executives as of March 29, 2022. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).
Name	Common Stock Beneficially Owned(*)
Gregory E. Aliff, Director	15,138
Terry P. Bayer, Director	16,257
Shannon C. Dean, Executive Officer	16,844
Shelly M. Esque, Director	7,875
David B. Healey, Executive Officer	16,546
Sophie M. James, Executive Officer for California Subsidiary	1,503
Kenneth G. Jenkins, Executive Officer for California Subsidiary	767
Martin A. Kropelnicki, Director and Executive Officer	106,775
Thomas M. Krummel, M.D., Director	30,634
Robert J. Kuta, Executive Officer	13,572
Michael B. Luu, Executive Officer	18,658
Richard P. Magnuson, Director	59,733
Yvonne A. Maldonado, M.D., Director	2,671
Michael S. Mares, Jr., Executive Officer	5,302
Lynne P. McGhee , Executive Officer	26,746
Greg A. Milleman , Executive Officer	5,067
Scott L. Morris, Director	5,248
Michelle R. Mortensen, Executive Officer	9,383
Peter C. Nelson, Director and Retired Executive Officer	19,640
Elissa Y. Ouyang , Executive Officer	7,709
Todd K. Peters, Executive Officer for California Subsidiary	3,139
Carol M. Pottenger, Director	9,219
Thomas F. Smegal III, Executive Officer	45,108
Lester A. Snow, Director	20,874
Paul G. Townsley, Executive Officer	28,361
Ronald D. Webb , Executive Officer	21,810
Patricia K. Wagner, Director	5,245
All directors and executives as a group	519,824

*
To our knowledge, as of March 29, 2022, all directors and executives together beneficially owned an aggregate of approximately 1.0% of outstanding common shares. No one director or executive beneficially owns more than 1.0% of outstanding common shares.

Ownership of Largest Stockholders

As of December 31, 2021, our records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than 5% percent of the outstanding shares of our common stock.
The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, we are not aware of any other beneficial owners of more than 5% percent of the common stock.
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Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	9,468,858	18.0%
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	6,242,029	11.87%
State Street Corporation(3) 1 Lincoln Street Boston, MA 02111	3,995,363	7.59%

(1)
BlackRock, Inc. has sole voting power over 9,119,676 shares and sole investment power over 9,468,858 shares, and no shared voting power or shared investment power as of December 31, 2021, as disclosed on Schedule 13G/A filed with the SEC on January 27, 2022.

(2)
The Vanguard Group, Inc. has sole voting power over 0 shares; sole investment power over 6,130,102 shares; shared voting power over 73,533 shares; and shared investment power over 111,927 shares as of December 31, 2021, as disclosed on Schedule 13G/A filed with the SEC on February 9, 2022.

(3)
State Street Corporation (“State Street”) has shared voting power over 3,823,147 shares, shared investment power over all 3,995,363 shares, and no sole voting power or sole investment power over any shares as of December 31, 2021, as disclosed on Schedule 13G/A filed with the SEC on February 10, 2022.

Adjournment
Notice of adjournment need not be given if the date, time, and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.
Cost of Proxy Solicitation
The Group is soliciting proxies on behalf of the Board and will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials that may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for an $11,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.
Electronic Availability of Proxy Statement and Annual Report
As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at http://ir.calwatergroup.com. On April  , 2022, we began mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received that notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.
You can elect to receive future Proxy Materials by email, which will save us the cost of producing and mailing documents to you by enrolling at www.ProxyVote.com. If you choose to receive future Proxy Materials by email, you will receive an email with instructions containing a link to the website where those materials are available and where you can vote.
Other Matters

The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies.
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The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.
Stockholders Sharing an Address
The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group’s shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group’s shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group’s shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Copies of Annual Report on Form 10-K
The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules, but without exhibits) for fiscal year 2021. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of   $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
Electronic copies of the Group’s Form 10-K, including exhibits and this Proxy Statement, will be available on the Group’s website at http://www.calwatergroup.com.
Disclaimer Regarding Website
The information contained on the Group’s website, including the Environmental, Social, and Governance Report, is not to be deemed included or incorporated by reference into this Proxy Statement.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   87

FREQUENTLY ASKED QUESTIONS

What am I voting on?

•
Election of the 12 directors named in the Proxy Statement to serve until the 2023 Annual Meeting;

•
An advisory vote to approve executive compensation;

•
Ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022; and

•
Approval of an amendment to the Certificate of Incorporation to increase the authorized common stock.

Who may attend the Annual Meeting?

Any stockholders of the Group as of the record date may attend.
How can I attend the Annual Meeting?

This year, we plan to hold the Annual Meeting online through an audio webcast. This format will enable stockholders to attend the meeting and participate from any location, at no cost.
You will be able to attend the Annual Meeting online at www.virtualshareholdermeeting.com/CWT2022. You will also be able to vote your shares online at the Annual Meeting (see below).
If you are the record holder, to participate in the Annual Meeting, you will need the control number included on your proxy card. If your shares are held through a stockbroker or another nominee, and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may participate in the Annual Meeting with the access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares through a stockbroker or another nominee should contact their broker or nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to participate in the Annual Meeting, or voting instruction card (if your shares are held through a stockbroker or another nominee).
We encourage you to access the Annual Meeting 15 minutes prior to the start time and allow ample time to log in to the meeting webcast and test your computer audio system.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
How can I ask questions at the Annual Meeting?

Stockholders may submit questions live during the Annual Meeting at www.virtualshareholdermeeting.com/CWT2022.
The Group is committed to transparency. All questions received during the Annual Meeting that comply with the meeting rules of conduct, and the Group’s responses, will be posted to our Investor Relations website at http://ir.calwatergroup.com/ promptly after the Annual Meeting. Personal details may be omitted for data protection purposes. If we receive substantially similar questions, we may group these questions together and provide a single response to avoid repetition.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the meeting website?

The technical support telephone number will be posted on the Virtual Shareholder Meeting login page, www.virtualshareholdermeeting.com/CWT2022. If you encounter any difficulties, please call the number and speak to a technical support representative.
Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on March 29, 2022 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
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How many votes do I get?

Each share of common stock is entitled to one vote.
What constitutes a quorum?

A majority of the outstanding shares present at the Annual Meeting or represented by persons holding valid proxies – constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.
Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.
At the Record Date, there were 1,889 stockholders of record. There were 53,768,871 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast “FOR” a nominee for director exceeds the number of votes cast “AGAINST” that nominee for director. As a result, abstentions will not be counted in determining which nominees receive a majority of votes cast since abstentions do not represent votes cast for or against a nominee. If you hold your shares through a stockbroker (or other nominee), the stockbroker does not have authority to vote your shares in the election of directors without instructions from you. Shares that your stockbroker does not vote (“broker non-votes”) are not considered votes cast for or against a nominee, and they will not be counted in determining which nominees receive a majority of votes cast. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee’s recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board’s decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.
How do I vote?

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote in advance of the Annual Meeting online, by telephone or, by mail, or you may vote online during the Annual Meeting. Different rules apply if your stockbroker or another nominee holds your shares for you.
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You may vote online.	You may vote by telephone.	You may vote by mail.

You do this by following the “Vote by Internet” instructions on the proxy card. If you vote online, you do not have to mail in your proxy card.
Even if you plan to attend the Annual Meeting online, we recommend that you vote your shares prior to the meeting so that your vote will be counted if you later decide not to attend.

You do this by following the “Vote by Phone” instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

You do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.
If you return a signed card but do not provide voting instructions, your shares will be voted:
•
For each of the 12 named director nominees;

•
For the advisory vote to approve executive compensation;

•
For the ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022: and

•
For the approval of the amendment to our Certificate of Incorporation to increase the authorized common stock.

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:
•
Signing another proxy with a later date;

•
Voting online or by telephone (your latest online or telephone proxy is counted);

•
Voting online during the Annual Meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote online during the meeting.
How do I vote if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you may vote your shares without participating in the Annual Meeting, or online during the Annual Meeting if you choose not to attend.
You will receive a voting instruction card with information about how to instruct your stockbroker to vote your shares. If you do not provide instructions, then your stockbroker, under certain circumstances, may vote your shares.
Specifically, stockbrokers have authority under exchange regulations to vote your uninstructed shares on certain “routine” matters. For “non-routine” matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.
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If you do not give your stockbroker voting instructions, your stockbroker may either:
•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or

•
Leave your shares entirely unvoted (and we are aware that some stockbrokers are choosing to leave shares entirely unvoted on routine matters).

Shares that your stockbroker does not vote (“broker non-votes”) will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.
As to my stockbroker voting, which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022 (Proposal No. 3) and the approval of an amendment to the Certificate of Incorporation to increase the authorized common stock (Proposal No. 4) are expected to be considered “routine” matters under applicable rules. A stockbroker may generally vote on routine matters if the stockbroker has not received voting instructions from you with respect to such matters.
The election of directors (Proposal No. 1) and the advisory vote to approve executive compensation (Proposal No. 2) are expected to be considered “non-routine” matters under applicable rules. A stockbroker cannot vote without your instructions on non-routine matters.
What is the voting requirement to approve each of the proposals?

Proposal	Vote Required
Proposal No. 1 – Election of 12 directors	Majority of Votes Cast
Proposal No. 2 – Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 3 – Ratify the selection of Deloitte & Touche LLP as the Group’s independent registered public accounting firm for 2022	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 4 – Approval of an amendment to the Certificate of Incorporation to increase the authorized common stock	Majority of Shares Outstanding and Entitled to Vote
How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes and abstentions have no effect on that proposal. Stockbrokers may not vote your shares on Proposal No. 1 without instructions from you. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 2 and Proposal No. 3. Proposal No. 2 is advisory, meaning that it is not binding on the Board, although the Board will consider the outcome of the vote on this proposal. Abstentions have the effect of a vote “AGAINST” Proposal No. 2 and Proposal No. 3. Stockbrokers may vote your shares on Proposal No. 3 (but not on Proposal No. 2) without instructions from you. Shares resulting in broker non-votes, if any, are not entitled to vote and will have no effect on the outcome of these proposals. The affirmative vote of the majority of the shares outstanding and entitled to vote at the Annual Meeting is required to approve Proposal 4. Abstentions and broker non-votes, if any, have the effect of a vote “AGAINST” Proposal 4.
Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.
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What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
Where can I access a list of stockholders?

The Group’s list of registered stockholders as of March 29, 2022, the Record Date, will be available for inspection for 10 days prior to the Annual Meeting, in accordance with applicable law. The list of stockholders will also be available during the Annual Meeting through the meeting website for those stockholders who choose to attend.
What is the deadline for submitting stockholder proposals for inclusion in the Group’s proxy materials for next year’s Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year’s Group proxy materials must be received by the Corporate Secretary of the Group by the close of business (5:00 p.m. Pacific Time) on December 14, 2022. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.
How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders’ meeting?

Stockholders who are entitled to vote at a stockholders’ meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so. The bylaws are posted on the Group’s website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4508. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group’s principal place of business no less than 90 days before and no more than 120 days before the first anniversary of the prior year’s Annual Meeting. For the 2023 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business (5:00 p.m. Pacific Time) between January 25, 2023 and February 24, 2023. If we change the date of the Annual Meeting by more than 30 days before or more than 60 days after the date of the previous meeting, notice is due not less than 90 days nor more than 120 days before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group’s Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.
The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder’s right to request inclusion of proposals in the Group’s Proxy Statement under Rule 14a-8.
In addition to satisfying the deadlines in the advance notice provisions of our bylaws, stockholders who intend to solicit proxies in support of nominees submitted under these advance notice provisions for the 2023 Annual Meeting must provide the notice required under Rule 14a-19 to the Corporate Secretary not later than the close of business (5:00 p.m. Pacific Time) on March 26, 2023.
How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board’s executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group’s directors, to the lead director (who chairs the Board’s executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).
92   CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
CALIFORNIA WATER SERVICE GROUP |  2022 Proxy Statement   93

PRELIMINARY PROXY – SUBJECT TO COMPLETION CALIFORNIA WATER SERVICE GROUP ATTN: MICHELLE MORTENSEN 1720 NORTH FIRST STREET SAN JOSE, CA 95112-4508 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CWT2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D75823-P69687 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CALIFORNIA WATER SERVICE GROUP The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1. 1.\ ELECTION OF DIRECTORS \ Nominees: \ 1a.\ Gregory E. Aliff  \ 1b.\ Terry P. Bayer \ 1c.\ Shelly M. Esque \ 1d.\ Martin A. Kropelnicki \ 1e.\ Thomas M. Krummel, M.D. \ 1f.\ Richard P. Magnuson \ 1g.\ Yvonne A. Maldonado, M.D. \ 1h.\ Scott L. Morris \ 1i.\ Peter C. Nelson \ 1j.\ Carol M. Pottenger For Against Abstain \ 1k.\ Lester A. Snow \ 1l.\ Patricia K. Wagner The Board of Directors recommends you vote FOR proposals 2, 3, and 4. 2.\ Advisory vote to approve executive compensation. 3.\ Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2022. 4.\ Approval of Amendment to the Group’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock. NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. For Against Abstain For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. D75824-P69687 CALIFORNIA WATER SERVICE GROUP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held on May 25, 2022, or at any adjournment or postponement thereof  (including, if applicable, for the election of any substitute nominee named by the Board of Directors if any nominee named in proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the Notice of Meeting and Proxy Statement relating to this meeting and of the Group's most recent Annual Report to Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4. Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible. Continued and to be signed on reverse side